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                                                                    EXHIBIT 10.1




                           IRON MOUNTAIN INCORPORATED


                    8 1/4% Senior Subordinated Notes due 2011


                                -----------------


                                    INDENTURE


                           Dated as of April 26, 1999

                                -----------------



                              THE BANK OF NEW YORK,

                                   as Trustee



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


                             CROSS REFERENCE TABLE*

Trust Indenture
Act Section                                                  Indenture Section

310    (a)(1).............................................................7.10
       (a)(2).............................................................7.10
       (a)(3).............................................................N.A.
       (a)(4).............................................................N.A.
       (a)(5).............................................................7.10
       (b)................................................................7.10
       (c)................................................................N.A.
311    (a)................................................................7.11
       (b)................................................................7.11
       (c)................................................................N.A.
312    (a)................................................................2.05
       (b)...............................................................12.03
       (c)...............................................................12.03
313    (a)................................................................7.06
       (b)(1).............................................................N.A.
       (b)(2)........................................................7.06;7.07
       (c)..........................................................7.06;12.02
       (d)................................................................7.06
314    (a)..........................................................4.03;12.02
       (b)................................................................N.A.
       (c)(1)............................................................12.04
       (c)(2)............................................................12.04
       (c)(3).............................................................N.A.
       (d)................................................................N.A.
       (e)...............................................................12.05
       (f)................................................................N.A.
315    (a)................................................................7.01
       (b)..........................................................7.05,12.02
       (c)................................................................7.01
       (d)................................................................7.01
       (e)................................................................6.11
316    (a)(last sentence).................................................2.09
       (a)(1)(A)..........................................................6.05
       (a)(1)(B)..........................................................6.04
       (a)(2).............................................................N.A.
       (b)................................................................6.07
       (c)...............................................................2.13
317    (a)(1).............................................................6.08
       (a)(2).............................................................6.09
       (b)................................................................2.04
318    (a)...............................................................12.01
       (b)................................................................N.A.
       (c)...............................................................12.01
N.A. means not applicable.

*This Cross-Reference Table is not part of this Indenture.

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
                                TABLE OF CONTENTS

                                                                                                           Page No.



ARTICLE 1.  DEFINITIONS AND INCORPORATION BY REFERENCE............................................................1
     Section 1.01. Definitions....................................................................................1
     Section 1.02. Other Definitions.............................................................................17
     Section 1.03. Incorporation by Reference of Trust Indenture Act.............................................17
     Section 1.04. Rules of Construction.........................................................................18

ARTICLE 2. THE NOTES.............................................................................................18
     Section 2.01. Form and Dating...............................................................................18
     Section 2.02. Execution and Authentication..................................................................19
     Section 2.03. Registrar, Paying Agent and Depositary........................................................20
     Section 2.04. Paying Agent to Hold Money in Trust...........................................................20
     Section 2.05. Lists of Holders of the Notes.................................................................20
     Section 2.06. Transfer and Exchange.........................................................................21
     Section 2.07. Replacement Notes.............................................................................24
     Section 2.08. Outstanding Notes.............................................................................25
     Section 2.09. Treasury Notes................................................................................25
     Section 2.10. Temporary Notes...............................................................................25
     Section 2.11. Cancellation..................................................................................25
     Section 2.12. Defaulted Interest............................................................................26
     Section 2.13. Record Date...................................................................................26
     Section 2.14. CUSIP Number..................................................................................26
     Section 2.15. Computation of Interest.......................................................................26
     Section 2.16. Exchange of Series A Notes for Series B Notes.................................................26
     Section 2.17. Legends.......................................................................................27

ARTICLE 3. REDEMPTION AND OFFERS TO PURCHASE.....................................................................28
     Section 3.01. Notices to Trustee............................................................................28
     Section 3.02. Selection of Notes to Be Redeemed.............................................................28
     Section 3.03. Notice of Redemption..........................................................................28
     Section 3.04. Effect of Notice of Redemption................................................................29
     Section 3.05. Deposit of Redemption Price...................................................................30
     Section 3.06. Notes Redeemed in Part........................................................................30
     Section 3.07. Optional Redemption...........................................................................30
     Section 3.08. Mandatory Redemption..........................................................................31
     Section 3.09. Asset Sale Offers.............................................................................31

ARTICLE 4. COVENANTS.............................................................................................33
     Section 4.01. Payment of Notes..............................................................................33
     Section 4.02. Maintenance of Office or Agency...............................................................34
     Section 4.03. Reports.......................................................................................34
     Section 4.04. Compliance Certificate........................................................................35
     Section 4.05. Taxes.........................................................................................36
     Section 4.06. Stay, Extension and Usury Laws................................................................36
     Section 4.07. Restricted Payments...........................................................................36
     Section 4.08. Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.....................38
     Section 4.09. Incurrence of Indebtedness and Issuance of Preferred Stock....................................39
     Section 4.10. Asset Sales...................................................................................40
     Section 4.11. Transactions with Affiliates..................................................................42
     Section 4.12. Liens.........................................................................................42
     Section 4.13. Additional Subsidiary Guarantees..............................................................42
     Section 4.14. Offer to Purchase Upon Change of Control......................................................43
     Section 4.15. Corporate Existence...........................................................................45
     Section 4.16. Certain Senior Subordinated Debt..............................................................45
     Section 4.17. Designation of unrestricted subsidiaries......................................................45
     Section 4.18. Limitation on Sale and Leaseback Transactions.................................................46

ARTICLE 5. SUCCESSORS............................................................................................46
     Section 5.01. Merger, Consolidation, or Sale of Assets......................................................46
     Section 5.02. Successor Corporation Substituted.............................................................47

ARTICLE 6. CERTAIN DEFAULT PROVISIONS............................................................................47
     Section 6.01. Events of Default.............................................................................47
     Section 6.02. Acceleration..................................................................................49
     Section 6.03. Other Remedies................................................................................50
     Section 6.04. Waiver of Past Defaults.......................................................................50
     Section 6.05. Control by Majority...........................................................................50
     Section 6.06. Limitation on Suits...........................................................................50
     Section 6.07. Rights of Holders of Notes to Receive Payment.................................................51
     Section 6.08. Collection Suit by Trustee....................................................................51
     Section 6.09. Trustee May File Proofs of Claim..............................................................51
     Section 6.10. Priorities....................................................................................52
     Section 6.11. Undertaking for Costs.........................................................................53

ARTICLE 7. TRUSTEE...............................................................................................53
     Section 7.01. Duties of Trustee.............................................................................53
     Section 7.02. Rights of Trustee.............................................................................54
     Section 7.03. Individual Rights of Trustee..................................................................55
     Section 7.04. Trustee's Disclaimer..........................................................................55
     Section 7.05. Notice of Defaults............................................................................55
     Section 7.06. Reports by Trustee to Holders of the Notes....................................................56
     Section 7.07. Compensation and Indemnity....................................................................56
     Section 7.08. Replacement of Trustee........................................................................57
     Section 7.09. Successor Trustee by Merger, etc..............................................................58

                                       iii


     Section 7.10. Eligibility; Disqualification.................................................................58
     Section 7.11. Preferential Collection of Claims Against Company.............................................58

ARTICLE 8. LEGAL DEFEASANCE AND COVENANT DEFEASANCE..............................................................58
     Section 8.01. Option to Effect Legal Defeasance or Covenant Defeasance......................................58
     Section 8.02. Legal Defeasance and Discharge................................................................59
     Section 8.03. Covenant Defeasance...........................................................................59
     Section 8.04. Conditions to Legal or Covenant Defeasance....................................................60
     Section 8.05. Deposited Money and Government Securities to be Held in Trust; Other
                         Miscellaneous Provisions................................................................61
     Section 8.06. Repayment to Company..........................................................................62
     Section 8.07. Reinstatement.................................................................................62

ARTICLE 9. AMENDMENT, SUPPLEMENT AND WAIVER......................................................................62
     Section 9.01. Without Consent of Holders of Notes...........................................................62
     Section 9.02. With Consent of Holders of Notes..............................................................63
     Section 9.03. Compliance with Trust Indenture Act...........................................................65
     Section 9.04. Revocation and Effect of Consents.............................................................65
     Section 9.05. Notation on or Exchange of Notes..............................................................65
     Section 9.06. Trustee to Sign Amendments, etc...............................................................65

ARTICLE 10. SUBORDINATION........................................................................................65
     Section 10.01. Agreement to Subordinate.....................................................................65
     Section 10.02. Liquidation; Dissolution; Bankruptcy.........................................................66
     Section 10.03. Default on Designated Senior Debt............................................................66
     Section 10.04. Acceleration of Notes........................................................................67
     Section 10.05. When Distribution Must be Paid Over..........................................................67
     Section 10.06. Notice By Company............................................................................68
     Section 10.07. Subrogation..................................................................................68
     Section 10.08. Relative Rights..............................................................................68
     Section 10.09. Subordination May Not Be Impaired by Company.................................................68
     Section 10.10. Distribution or Notice to Representative.....................................................69
     Section 10.11. Rights of Trustee and Paying Agent...........................................................69
     Section 10.12. Authorization to Effect Subordination........................................................69
     Section 10.13. Amendments...................................................................................69

ARTICLE 11. SUBSIDIARY GUARANTEES................................................................................70
     Section 11.01. Subsidiary Guarantee.........................................................................70
     Section 11.02. Subordination................................................................................71
     Section 11.03. Liquidation; Dissolution; Bankruptcy.........................................................71
     Section 11.04. Default on Senior Debt of the Guarantor......................................................72
     Section 11.05. Acceleration of Notes........................................................................73
     Section 11.06. When Distribution Must Be Paid Over..........................................................73
     Section 11.07. Notice by a Guarantor........................................................................73
     Section 11.08. Subrogation..................................................................................74

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     Section 11.09. Relative Rights..............................................................................74
     Section 11.10. Subordination May Not Be Impaired By Any Guarantor...........................................74
     Section 11.11. Distribution or Notice to Representative.....................................................74
     Section 11.12. Rights of Trustee and Paying Agent...........................................................75
     Section 11.13. Authorization to Effect Subordination........................................................75
     Section 11.14. Amendments...................................................................................75
     Section 11.15. Limitation of Guarantor's Liability..........................................................75
     Section 11.16. Restricted Subsidiaries May Consolidate, etc., on Certain Terms..............................76
     Section 11.17. Releases Following Sale of Assets or Designation as Unrestricted Subsidiary..................76

ARTICLE 12. MISCELLANEOUS........................................................................................77
     Section 12.01. Trust Indenture Act Controls.................................................................77
     Section 12.02. Notices......................................................................................77
     Section 12.03. Communication by Holders of Notes with Other Holders of Notes................................78
     Section 12.04. Certificate and Opinion as to Conditions Precedent...........................................78
     Section 12.05. Statements Required in Certificate or Opinion................................................79
     Section 12.06. Rules by Trustee and Agents..................................................................79
     Section 12.07. No Personal Liability of Directors, Officers, Employees and Stockholders.....................79
     Section 12.08. Governing Law................................................................................79
     Section 12.09. No Adverse Interpretation of Other Agreements................................................80
     Section 12.10. Successors...................................................................................80
     Section 12.11. Severability.................................................................................80
     Section 12.12. Counterpart Originals........................................................................80
     Section 12.13. Table of Contents, Headings, etc.............................................................80


                                    EXHIBITS

Exhibit A.........FORM OF NOTE
Exhibit B.........FORM OF SUPPLEMENTAL INDENTURE
Exhibit C.........FORM OF NOTATION ON NOTE RELATING TO GUARANTEE
Exhibit D.........CERTIFICATE OF TRANSFEROR
Exhibit E.........PURCHASER LETTER



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                    8 1/4% Senior Subordinated Notes due 2011

                                    INDENTURE

                           Dated as of April 26, 1999

                                      among

                           IRON MOUNTAIN INCORPORATED,

                           THE RESTRICTED SUBSIDIARIES

                                       and

                        THE BANK OF NEW YORK, as Trustee

                  INDENTURE dated as of April 26, 1999 among Iron Mountain Incorporated, a Delaware corporation (the "Company"), the Restricted Subsidiaries signatories hereto and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                  The Company, the Restricted Subsidiaries signatory hereto and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the 8 1/4% Senior Subordinated Notes due 2011:


                                   ARTICLE 1.

                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01.       DEFINITIONS.

                  "Acquired Debt" means,  with respect to any specified  Person,
(a) Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person and (b) Indebtedness encumbering any asset acquired by such specified Person.

                  "Acquisition EBITDA" means, as of any date of determination, with respect to an Acquisition EBITDA Entity, the sum of (a) EBITDA of such Acquisition EBITDA Entity for its last fiscal quarter for which financial statements are available at such date of determination (adjusted to give pro forma effect to any acquisition or disposition of a business or Person by such Acquisition EBITDA Entity consummated during the period covered by, or after the date of, such quarterly financial statements), multiplied by four (or if such quarterly statements are not available, EBITDA for the most recent fiscal year for which financial statements are available), plus (b) projected quantifiable improvements in operating results (on an annualized basis) due to cost reductions calculated in good faith by the Company or one of its Restricted Subsidiaries, as certified by an Officers' Certificate filed with the Trustee, without giving effect to any operating losses of the acquired Person.

                  "Acquisition EBITDA Entity" means, as of any date of determination, a business or Person (a) which has been acquired by the Company or one of its Restricted Subsidiaries and with respect to which financial results on a consolidated basis with the Company have not been made available for an entire fiscal quarter or (b) which is to be acquired in whole or in part with Indebtedness, the incurrence of which will require the calculation on such date of the Acquisition EBITDA of such Acquisition EBITDA Entity for purposes of
Section 4.09 hereof.

                  "Adjusted EBITDA" means, as of any date of determination and without duplication, the sum of (a) EBITDA of the Company and its Restricted Subsidiaries for the most recent fiscal quarter for which internal financial statements are available at such date of determination, multiplied by four, and
(b) Acquisition EBITDA of each business or Person that is an Acquisition EBITDA Entity as of such date of determination, multiplied by a fraction, (i)

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

the numerator of which is three minus the number of months (and/or any portion thereof ) in such most recent fiscal quarter for which the financial results of such Acquisition EBITDA Entity are included in the EBITDA of the Company and its Restricted Subsidiaries under clause (a) above, and (ii) the denominator of which is three. The effects of unusual or non-recurring items in respect of the Company, a Restricted Subsidiary or an Acquisition EBITDA Entity occurring in any period shall be excluded in the calculation of Adjusted EBITDA.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

                  "Agent" means any Registrar, Paying Agent or co-registrar.

                  "Attributable Indebtedness" in respect of a Sale and Leaseback Transaction means, as of the time of determination, the greater of (a) the fair market value of the property subject to such arrangement (as determined by the Board of Directors of the Company) and (b) the present value (discounted at the rate of interest implicit in such transaction) of the total obligations of the lessee for rental payments during the remaining terms of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Company, or any authorized committee of the Board of Directors.

                  "Business Day" means any day other than a Legal Holiday.

                  "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on the balance sheet in accordance with GAAP.

                  "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, including, without limitation, with respect to partnerships, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

                  "Cash Equivalents" means (a) securities with maturities of one year or less from the date of acquisition, issued, fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit, time deposits, overnight bank deposits, bankers acceptances and repurchase agreements issued by a Qualified Issuer having maturities of 270 days or less from the date of acquisition, (c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Rating Group, a division of McGraw Hill, Inc., or P-2 by Moody's Investors Service, or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments and having maturities of 270 days or less from the date of acquisition, (d) money market accounts or funds with or issued by Qualified Issuers and (e) Investments in money market funds substantially all of the assets of which are comprised of securities and other obligations of the types described in clauses (a) through
(c) above.

                  "Change of Control" means the occurrence of any of the following events:

                           (a) any  "person"  or "group" (as such terms are used
                  in Sections 13(d) and 14(d) of the Exchange Act), other than the Principal Stockholders (or any of them), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than a majority of the voting power of all classes of Voting Stock of the Company;

                           (b) the Company  consolidates with, or merges with or
                  into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation) or is converted into or exchanged for (A) Voting Stock (other than Disqualified Stock) of the surviving or transferee Person or
                  (B) cash, securities and other property (other than Capital Stock described in the foregoing clause (A)) of the surviving or transferee Person in an amount that could be paid as a Restricted Payment pursuant to Section 4.07 hereof and (ii) immediately after such transaction, no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Principal Stockholders (or any of them), is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than a majority of the total outstanding Voting Stock of the surviving or transferee Person;

                           (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election to such Board of Directors, or whose nomination for election by the stockholders of the Company, was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

                           (d) the Company is  liquidated or dissolved or adopts
                  a plan of liquidation or dissolution other than in a transaction which complies with the provisions of Section 5.01 hereof.

                  "Company" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

                  "Consolidated Adjusted Net Income" means, for any period, the net income (or net loss) of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, adjusted to the extent included in calculating such net income or loss by excluding (a) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to Asset Sales, (c) the portion of net income (or loss) of any Person (other than the Company or a Restricted Subsidiary), including Unrestricted Subsidiaries, in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any Restricted Subsidiary in cash dividends or distributions by such Person during such period, and (d) the net income (or loss) of any Person combined with the Company or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination.

                  "Consolidated Income Tax Expense" means, for any period, the provision for federal, state, local and foreign income taxes of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Interest Expense" means, for any period, without duplication, the sum of (a) the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" (or any like caption) on a consolidated statement of operations of the Company and its Restricted Subsidiaries for such period, including, without limitation, (i) amortization of debt discount, (ii) the net cost of interest rate contracts (including amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) amortization of debt issuance costs and (v) the interest component of Capital Lease Obligations of the Company and its Restricted Subsidiaries, plus (b) all interest on any Indebtedness of any other Person guaranteed and paid by the Company or any of its Restricted Subsidiaries; provided, however, that Consolidated Interest Expense will not include any gain or loss from extinguishment of debt, including write-off of debt issuance costs.

                  "Consolidated Non-Cash Charges" means, for any period, the aggregate depreciation, amortization and other non-cash expenses of the Company and its Restricted Subsidiaries (including without limitation any minority interest) reducing Consolidated Adjusted Net Income for such period, determined on a consolidated basis in accordance with GAAP (excluding any such non-cash charge that requires an accrual of or reserve for cash charges for any future period).

                  "Corporate Trust Office of the Trustee" will be at the address of the Trustee specified in Section 12.02 hereof or such other address as to which the Trustee may give notice to the Company.

                  "Credit Agent" means The Chase Manhattan Bank, in its capacity as administrative agent for the lenders party to the Credit Agreement, or any successor or successors party thereto.

                  "Credit Agreement" means that certain Second Amended and Restated Credit Agreement dated as of September 26, 1997, as amended, among the Company, the lenders party thereto and the Credit Agent, as further amended, restated, supplemented, modified, renewed, refunded, increased, extended, replaced or refinanced from time to time.

                  "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

                  "Definitive Note" means a Note that evidences a part of the Notes and is authenticated and delivered to, and registered in the name of the Holder thereof, in the form of the Note attached hereto as Exhibit A, that does not contain the paragraph referred to in footnotes 1, 2 and 3 and the additional schedule referred to in footnote 4 thereof.

                  "Depositary" means, with respect to Notes issuable in whole or in part in the form of the Global Note, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Notes as contemplated by Section 2.01.

                  "Designated Senior Debt" means (a) Senior Bank Debt and (b) other Senior Debt the principal amount of which is $50.0 million or more at the date of designation by the Company in a written instrument delivered to the Trustee; provided that Senior Debt designated as Designated Senior Debt pursuant to clause (b) shall cease to be Designated Senior Debt at any time that the aggregate principal amount thereof outstanding is $10.0 million or less.

                  "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, for cash or other property (other than Capital Stock that is not Disqualified Stock) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the Holder thereof, in whole or in part, in each case on or prior to the stated maturity of the Notes.

                  "distribution" means, for purposes of Articles 10 and 11, a distribution consisting of cash, securities or other property, by set-off or otherwise.

                  "Dollars" and "$" mean lawful money of the United States of America.

                  "DTC" means The Depository Trust Company.

                  "EBITDA" means for any period Consolidated Adjusted Net Income for such period increased by (a) Consolidated Interest Expense for such period, plus (b) Consolidated Income Tax Expense for such period, plus (c) Consolidated Non-Cash Charges for such period.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Equity Proceeds" means (a) with respect to Equity Interests (or debt securities converted into Equity Interests) issued or sold for cash Dollars, the aggregate amount of such cash Dollars and (b) with respect to Equity Interests (or debt securities converted into Equity Interests) issued or sold for any consideration other than cash Dollars, the aggregate Market Price thereof computed on the date of the issuance or sale thereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Series B Notes for Series A Notes.

                  "Excluded Restricted Subsidiary" means any Restricted Subsidiary organized under the laws of a jurisdiction other than the United States (as defined in Regulation S under the Securities Act) and which has not delivered a Subsidiary Guarantee.

                  "Existing Indebtedness" means Indebtedness of the Company and its Subsidiaries (other than under the Credit Agreement) in existence on the date of this Indenture, until such amounts are repaid.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

                  "Global Note" means a Note that evidences all or part of the Notes and is authenticated and delivered to, and registered in the name of, the Depositary for the Notes or a nominee thereof, in the form of the Note attached hereto as Exhibit A, that contains the paragraph referred to in footnotes 1, 2 and 3 and the additional schedule referred to in footnote 4 thereof.

                  "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States of America is pledged.

                  "Guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the obligation to reimburse amounts drawn down under letters of credit securing such obligations.

                  "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (a) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

                  "Holder" means a Person in whose name a Note is registered.

                  "IAI" means an institutional "accredited investor" as defined in Rule 501(A)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                  "Indebtedness" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (a) every obligation of such Person for money borrowed, (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services, (e) every Capital Lease Obligation and every obligation of such Person in respect of Sale and Leaseback Transactions that would be required to be capitalized on the balance sheet in accordance with GAAP, (f) all Disqualified Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price, plus accrued and unpaid dividends (unless included in such maximum repurchase price), (g) all obligations of such Person under or with respect to Hedging Obligations which would be required to be reflected on the balance sheet as a liability of such Person in accordance with GAAP and (h) every obligation of the type referred to in clauses (a) through (g) of another Person and dividends of another Person the payment of which, in either case, such Person has guaranteed. For purposes of this definition, the "maximum fixed repurchase price" of any Disqualified Stock that does not have a fixed repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness is required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value will be determined in good faith by the board of directors of the issuer of such Disqualified Stock. Notwithstanding the foregoing, trade accounts payable and accrued liabilities arising in the ordinary course of business and any liability for federal, state or local taxes or other taxes owed by such Person will not be considered Indebtedness for purposes of this definition. The amount outstanding at any time of any Indebtedness issued with original issue discount is the aggregate principal amount at maturity of such Indebtedness, less the remaining unamortized portion of the original issue discount of such Indebtedness at such time, as determined in accordance with GAAP.

                  "Indenture" means this Indenture, as amended or supplemented from time to time.

                  "Initial Purchasers" means Bear, Stearns & Co. Inc., Chase Securities Inc., BNY Capital Markets, Inc., Fleet Securities, Inc., Prudential Securities Incorporated and Scotia Capital Markers (USA) Inc.

                  "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees), advances or capital contributions (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

                  "Issuance Date" means the closing date for the sale and original issuance of the Series A Notes.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest will accrue for the intervening period.

                  "Leverage Ratio" means, at any date, the ratio of (a) the aggregate principal amount of Indebtedness of the Company and its Restricted Subsidiaries outstanding as of the most recent available quarterly or annual balance sheet to (b) Adjusted EBITDA, after giving pro forma effect, without duplication, to (i) the incurrence, repayment or retirement of any Indebtedness by the Company or its Restricted Subsidiaries since the last day of the most recent full fiscal quarter of the Company, (ii) if the Leverage Ratio is being determined in connection with the incurrence of Indebtedness by the Company or a Restricted Subsidiary, such Indebtedness to be incurred, and (iii) the Indebtedness to be incurred in connection with the acquisition of any Acquisition EBITDA Entity.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code, or equivalent statutes, of any jurisdiction).

                  "Liquidated   Damages"   has  the   meaning  set  out  in  the
Registration Rights Agreement.

                  "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of (a) the present value of the remaining principal, premium and interest payments that would be payable with respect to such Note if such Note were redeemed on July 1, 2004, computed using a discount rate equal to the Treasury Rate plus 75 basis points, over (b) the outstanding principal amount of such Note.

                  "Make-Whole Average Life" means, with respect to any date of redemption of Notes, the number of years (calculated to the nearest one-twelfth) from such redemption date to July 1, 2004.

                  "Make-Whole Price" means, with respect to any Note, the greater of (a) the sum of the principal amount of and Make-Whole Amount with respect to such Note, and (b) the redemption price of such Note on July 1, 2004.

                  "Market Price" means, (a) with respect to the calculation of Equity Proceeds from the issuance or sale of debt securities which have been converted into Equity Interests, the value received upon the original issuance or sale of such converted debt securities, as determined reasonably and in good faith by the Board of Directors, and (b) with respect to the calculation of Equity Proceeds from the issuance or sale of Equity Interests, the average of the daily closing prices for such Equity Interests for the 20 consecutive trading days preceding the date of such computation. The closing price for each day will be (a) such closing price on the NYSE Consolidated Tape (or any successor consolidated tape reporting transactions on the New York Stock
Exchange) or, if such composite tape is not in use or does not report transactions in such Equity Interests, or if such Equity Interests are listed on a stock exchange other than the New York Stock Exchange (including for this purpose the Nasdaq National Market), the last reported sale price regular way for such day, or in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange on which such Equity Interests are listed or admitted to trading (which will be the national securities exchange on which the greatest number of such Equity Interests have been traded during such 20 consecutive trading days), or (b) if such Equity Interests are not listed or admitted to trading on any such exchange, the average of the closing bid and asked prices thereof in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System or any successor system, or if not included therein, the average of the closing bid and asked prices thereof furnished by two members of the National Association of Securities Dealers selected reasonably and in good faith by the Board of Directors for that purpose. In the absence of one or more such quotations, the Market Price for such Equity Interests will be determined reasonably and in good faith by the Board of Directors.

                  "Net Proceeds"  means the aggregate cash proceeds  received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale, which amount is equal to the excess, if any, of (a) the cash received by the Company or such Restricted Subsidiary (including any cash payments received by way of deferred payment pursuant to, or monetization of, a note or installment receivable or otherwise, but only as and when received) in connection with such disposition over (b) the sum of (i) the amount of any Indebtedness which is secured by such asset and which is required to be repaid in connection with the disposition thereof, plus (ii) the reasonable out-of-pocket expenses incurred by the Company or such Restricted Subsidiary, as the case may be, in connection with such disposition or in connection with the transfer of such amount from such Restricted Subsidiary to the Company, plus (iii) provisions for taxes, including income taxes, attributable to the disposition of such asset or attributable to required prepayments or repayments of Indebtedness with the proceeds thereof, plus (iv) if the Company does not first receive a transfer of such amount from the relevant Restricted Subsidiary with respect to the disposition of an asset by such Restricted Subsidiary and such Restricted Subsidiary intends to make such transfer as soon as practicable, the out-of-pocket expenses and taxes that the Company reasonably estimates will be incurred by the Company or such Restricted Subsidiary in connection with such transfer at the time such transfer is expected to be received by the Company (including, without limitation, withholding taxes on the remittance of such amount).

                  "1996  Indenture"  means the Indenture  dated as of October 1,
1996 among the Company, the Restricted Subsidiaries parties thereto as guarantors and First Bank National Association, as trustee, pursuant to which the 1996 Notes were issued.

                  "1996 Notes" means the 10 1/8% Senior Subordinated Notes due 2006 issued under the 1996 Indenture.

                  "1997  Indenture"  means the Indenture dated as of October 24,
1997 among the Company, the Restricted Subsidiaries parties thereto as guarantors and The Bank of New York, as trustee, pursuant to which the 1997 Notes were issued.

                  "1997 Notes" means the 8 3/4% Senior Subordinated Notes due 2009 issued under the 1997 Indenture.

                  "Notes" means, collectively, the Series A Notes and the Series B Notes.

                  "Obligations" means any principal, interest (including post-petition interest, whether or not allowed as a claim in any proceeding), penalties, fees, costs, expenses, indemnifications, reimbursements, damages and other liabilities payable under or in connection with any Indebtedness.

                  "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

                  "Officers' Certificate" means a certificate signed, unless otherwise specified, by any two of the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Financial Officer, the Controller or an Executive Vice President of the Company, and delivered to the Trustee, that meets the requirements of Section 12.05 hereof.

                  "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
12.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

                  "Permitted  Investments"  means  (a)  any  Investments  in the
Company or in a Restricted Subsidiary (other than an Excluded Restricted Subsidiary) of the Company, including without limitation the Guarantee of Indebtedness permitted under Section 4.09 hereof; (b) any Investments in Cash Equivalents; (c) Investments by the Company or any Restricted Subsidiary of the Company in a Person, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary (other than an Excluded Restricted Subsidiary) of the Company or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary (other than an Excluded Restricted Subsidiary) of the Company; (d) Investments in assets (including accounts and notes receivable) owned or used in the ordinary course of business; (e) Investments for any purpose related to the Company's records management business (including, without limitation, the Company's outsourcing and staffing businesses) in an aggregate outstanding principal amount not to exceed $10.0 million; and (f) Investments by the Company or a Restricted Subsidiary (other than an Excluded Restricted Subsidiary) in one or more Excluded Restricted Subsidiaries, the aggregate outstanding amount of which does not exceed 10% of the consolidated assets of the Company and its Restricted Subsidiaries.

                  "Permitted Liens" means:

                           (a) Liens existing as of the Issuance Date;

                           (b) Liens on property or assets of the Company or any
                  Restricted Subsidiary securing Senior Debt;

                           (c) Liens on any  property or assets of a  Restricted
                  Subsidiary granted in favor of the Company or any Wholly Owned Restricted Subsidiary;

                           (d) Liens securing the Notes or the Subsidiary Guarantees;

                           (e) any  interest  or  title of a  lessor  under  any
                  Capital Lease Obligation or Sale and Leaseback Transaction so long as the Indebtedness, if any, secured by such Lien does not exceed the principal amount of Indebtedness permitted under Section 4.09 hereof;

                           (f) Liens  securing  Acquired  Debt created  prior to
                  (and not in connection with or in contemplation of) the incurrence of such Indebtedness by the Company or any Restricted Subsidiary; provided that such Lien does not extend to any property or assets of the Company or any Restricted Subsidiary other than the assets acquired in connection with the incurrence of such Acquired Debt;

                           (g) Liens securing Hedging  Obligations  permitted to
                  be incurred pursuant to clause (g) of Section 4.09 hereof;

                           (h) Liens arising from purchase  money  mortgages and
                  purchase money security interests, or in respect of the construction of property or assets, incurred in the ordinary course of the business of the Company or a Restricted Subsidiary; provided that (i) the related Indebtedness is not secured by any property or assets of the Company or any Restricted Subsidiary other than the property and assets so acquired or constructed and (ii) the Lien securing such Indebtedness is created within 60 days of such acquisition or construction;

                           (i) statutory Liens or landlords' and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as is then required in conformity with GAAP has been made therefor;

                           (j) Liens for taxes, assessments,  government charges
                  or claims with respect to amounts not yet delinquent or that are being contested in good faith by appropriate proceedings diligently conducted, if a reserve or other appropriate provision, if any, as is required in conformity with GAAP has been made therefor;

                           (k) Liens  incurred  or  deposits  made to secure the
                  performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business (other than contracts for the payment of money);

                           (l) easements, rights-of-way,  restrictions and other
                  similar charges or encumbrances not interfering in any material respect with the business of the Company or any Restricted Subsidiary incurred in the ordinary course of business;

                           (m) Liens arising by reason of any  judgment,  decree
                  or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

                           (n) Liens arising under options or agreements to sell
                  assets;

                           (o) other Liens securing  obligations incurred in the
                  ordinary course of business, which obligations do not exceed $10.0 million in the aggregate at any one time outstanding; and

                           (p) any extension,  renewal or replacement,  in whole
                  or in part, of any Lien described in the foregoing clauses (a) through (o); provided that any such extension, renewal or replacement does not extend to any additional property or assets.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any agency or political subdivision thereof.

                  "Principal Stockholders" means each of Vincent J. Ryan, Schooner Capital LLC, C. Richard Reese, Kent P. Dauten, B. Thomas Golisano, Eugene B. Doggett and their respective Affiliates.

                  "QIB" means "qualified institutional buyer" as defined in Rule 144A.

                  "Qualified Equity Offering" means an offering of Capital Stock, other than Disqualified Stock, of the Company for Dollars, whether registered or exempt from registration under the Securities Act.

                  "Qualified Issuer" means (a) any lender party to the Credit Agreement or (b) any commercial bank (i) which has capital and surplus in excess of $500,000,000 and (ii) the outstanding short-term debt securities of which are rated at least A-2 by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or at least P-2 by Moody's Investors Service, or carry an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

                  "Qualifying Sale and Leaseback Transaction" means any Sale and Leaseback Transaction between the Company or any of its Restricted Subsidiaries and any bank, insurance company or other lender or investor providing for the leasing to the Company or such Restricted Subsidiary of any property (real or personal) which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor and where the property in question has been constructed or acquired after the date of this Indenture.

                  "Refinancing Indebtedness" means new Indebtedness incurred or given in exchange for, or the proceeds of which are used to repay, redeem, defease, extend, refinance, renew, replace or refund, other Indebtedness; provided, however, that (a) the principal amount of such new Indebtedness shall not exceed the principal amount of Indebtedness so repaid, redeemed, defeased, extended, refinanced, renewed, replaced or refunded (plus the amount of fees, premiums, consent fees, prepayment penalties and expenses incurred in connection therewith); (b) such Refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness so repaid, redeemed, defeased, extended, refinanced, renewed, replaced or refunded or shall mature after the maturity date of the Notes; (c) to the extent such Refinancing Indebtedness refinances Indebtedness that has a final maturity date occurring after the maturity date of the Notes, such new Indebtedness shall have a final scheduled maturity not earlier than the final scheduled maturity of the Indebtedness so repaid, redeemed, defeased, extended, refinanced, renewed, replaced or refunded and shall not permit redemption at the option of the holder earlier than the earliest date of redemption at the option of the holder of the Indebtedness so repaid, redeemed, defeased, extended, refinanced, renewed, replaced or refunded;
(d) to the extent such Refinancing Indebtedness refinances Indebtedness subordinate to the Notes, such Refinancing Indebtedness shall be subordinated in right of payment to the Notes and to the extent such Refinancing Indebtedness refinances Notes or Indebtedness pari passu with the Notes, such Refinancing Indebtedness shall be pari passu with or subordinated in right of payment to the Notes, in each case on terms at least as favorable to the holders of Notes as those contained in the documentation governing the Indebtedness so repaid, redeemed, defeased, extended, refinanced, renewed, replaced or refunded; and (e) with respect to Refinancing Indebtedness incurred by a Restricted Subsidiary, such Refinancing Indebtedness shall rank no more senior, and shall be at least as subordinated, in right of payment to the Subsidiary Guarantee of such Restricted Subsidiary as the Indebtedness being repaid, redeemed, defeased, extended, refinanced, renewed, replaced or refunded.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Issuance Date, by and among the Company, the Guarantors and the Initial Purchasers, as amended or supplemented from time to time.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Representative" means, for purposes of Articles 10 and 11, the Credit Agent or other agent, trustee or representative for any Senior Debt of the Company or, with respect to any Restricted Subsidiary, for any Senior Debt of such Restricted Subsidiary.

                  "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Securities" means Notes that bear or are required to bear the legends set forth in Exhibit A hereto.

                  "Restricted Subsidiary" means (a) each direct or indirect Subsidiary of the Company, other than Iron Mountain Global, Inc. and its Subsidiaries (including Britannia Data Management Limited and its Subsidiaries), existing on the date of this Indenture and (b) any other direct or indirect Subsidiary of the Company formed, acquired or existing after the date of this Indenture (including any Excluded Restricted Subsidiaries), which in the case of
(a) or (b), is not designated by the Board of Directors as an "Unrestricted Subsidiary."

                  "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "Sale and Leaseback Transaction" means any transaction or series of related transactions pursuant to which a Person sells or transfers any property or asset in connection with the leasing, or the resale against installment payments, of such property or asset to the seller or transferor.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Bank Debt" means all Obligations  outstanding under or
in  connection  with  the  Credit  Agreement   (including   Guarantees  of  such
Obligations by Subsidiaries of the Company).

                  "Senior Debt" means (a) the Senior Bank Debt and (b) any other Indebtedness permitted to be incurred by the Company or any Restricted Subsidiary, as the case may be, under the terms of this Indenture, unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Notes or subordinated to Senior Debt on terms substantially similar to those of the Notes. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include (i) any liability for federal, state, local or other taxes owed or owing by the Company, (ii) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, (iii) any trade payables or (iv) any Indebtedness that is incurred in violation of this Indenture provided that such Indebtedness shall be deemed not to have been incurred in violation of the Indenture for purposes of this clause (iv) if, in the case of any obligations under the Credit Agreement, the holders of such obligations or their agent or representative shall have received a representation from the Company to the effect that the incurrence of such Indebtedness does not violate the provisions of this Indenture.

                  "Series A Notes" means the Company's 8 1/4% Series A Senior Subordinated Notes due 2011, as amended or supplemented from time to time pursuant to the terms hereof, that are issued under this Indenture.

                  "Series B Notes" means the Company's 8 1/4% Series B Senior Subordinated Notes due 2011, as amended or supplemented from time to time pursuant to the terms hereof, that are issued under this Indenture.

                  "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.

                  "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

                  "Subsidiary Guarantee" means a Guarantee of a Guarantor pursuant to Article 11 hereof.

                  "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as provided in Section 9.03.

                  "Treasury Rate" means, at any time of computation, the yield to maturity at such time (as compiled by and published in the most recent Federal Reserve Statistical Release H.15(519), which has become publicly available at least two business days prior to the date of the redemption notice or if such Statistical Release is no longer published, any publicly available source of similar market data) of United States Treasury securities with a constant maturity most nearly equal to the Make-Whole Average Life; provided, however, that if the Make-Whole Average Life is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Make-Whole Average Life is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

                  "Unrestricted Subsidiary" means (a) any Subsidiary that is designated by the Board of Directors as an Unrestricted Subsidiary in accordance with Section 4.17 hereof and (b) any Subsidiary of an Unrestricted Subsidiary.

                  "U.S. person" means U.S. person as defined in Regulation S.

                  "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes has, or might have, voting power by reason of the happening of any contingency).

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding principal amount of such Indebtedness.

                  "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary of the Company all of the outstanding Capital Stock or other ownership interests of which (other than director's qualifying shares) shall at the time be owned by the Company or by one of more Wholly Owned Restricted Subsidiaries of the Company.

SECTION 1.02.       OTHER DEFINITIONS.

                                                                      Defined in
                               Term                                     Section
                    "Affiliate Transaction"................................4.11
                    "Asset Sale"...........................................4.10
                    "Asset Sale Offer".....................................4.10
                    "Benefited Party".....................................11.01
                    "Change of Control Offer"..............................4.14
                    "Change of Control Payment"............................4.14
                    "Change of Control Payment Date".......................4.14
                    "Covenant Defeasance"..................................8.03
                    "Commencement Date"....................................4.10
                    "Company Order"........................................2.02
                    "Event of Default".....................................6.01
                    "Excess Proceeds"......................................4.10
                    "Guarantor"...........................................11.01
                    "incur"................................................4.09
                    "Legal Defeasance" ....................................8.02
                    "Non-Monetary Default"................................10.03
                    "Offer Amount".........................................3.09
                    "Offer Period".........................................3.09
                    "Paying Agent".........................................2.03
                    "Payment Blockage Notice".............................10.03
                    "Payment Default".....................................10.03
                    "Purchase Date"........................................3.09
                    "Registrar"............................................2.03
                    "Restricted Payments"..................................4.07
                    "Separation Date"......................................2.06

SECTION 1.03.       INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture, other than those provisions of the TIA that may be excluded herein, which provision shall be excluded to the extent specifically excluded in this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Notes and the Subsidiary Guarantees, if any;

                  "indenture security holder" means a Holder of a Note;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee;

                  "obligor" on the Notes means the Company, the Guarantors and any successor obligor upon the Notes or any Subsidiary Guarantee, as the case may be.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule or regulation promulgated by the SEC under the TIA have the meanings so assigned to them.

SECTION 1.04.       RULES OF CONSTRUCTION.

                  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular;

                  (5) provisions  apply to successive  events and  transactions;
         and

                  (6) references to sections of or rules under the Securities Act or the Exchange Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.


                                   ARTICLE 2.
                                    THE NOTES

SECTION 2.01.       FORM AND DATING.

                  The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto, the terms of which are incorporated in and made a part of this Indenture. The notation on each Note relating to the Subsidiary Guarantees shall be substantially in the form set forth on Exhibit C, which is part of this Indenture. The Notes may have notations, legends or endorsements approved as to form by the Company and required by law, stock exchange rule, agreements to which the Company or each Restricted Subsidiary is subject, or usage. Each Note shall be dated the date of its authentication. The Notes shall be issuable only in denominations of $1,000 and integral multiples thereof.

                  The Notes shall, in accordance with the following  provisions, be issuable (i) in whole or in part in the form of the Global Note and, in such case, the Depositary for such Global Note shall be designated by the Company in an Officers' Certificate delivered to the Trustee on or prior to the Issuance Date and (ii) in definitive form in the form of one or more Definitive Notes. The Global Note shall represent the aggregate amount of outstanding Notes of all Holders other than, in the case of Notes that are Restricted Securities, Holders that are IAIs, from time to time endorsed thereon; provided, that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. In the case of Notes that are Restricted Securities, Definitive Notes shall be issued to all Holders that are IAIs in the aggregate amount of outstanding Notes held by such Holders. Any endorsement of the Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, in accordance with instructions given by the
Holder thereof as required by Section 2.06 hereof. Every Global Note authenticated and delivered hereunder will bear a legend substantially in the form thereof set forth on Exhibit A hereto.

SECTION 2.02.       EXECUTION AND AUTHENTICATION.

                  Two Officers of the Company shall sign the Notes for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Notes and may be in facsimile form. An Officer of each Guarantor shall sign the Subsidiary Guarantee for such Guarantor by manual or facsimile signature.

                  If an Officer of the Company or a Guarantor whose signature is on a Note or a Subsidiary Guarantee, as the case may be, no longer holds that office at the time the Note is authenticated, the Note or the Subsidiary Guarantee, as the case may be, shall nevertheless be valid.

                  A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in Exhibit A hereto.

                  The Trustee shall, upon a written order of the Company signed by two Officers of the Company (a "Company Order"), authenticate Notes for original issue up to an aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time shall not exceed $150,000,000 except as provided in Section 2.07 hereof.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or any Guarantor or an Affiliate of the Company or any Guarantor.

SECTION 2.03.       REGISTRAR, PAYING AGENT AND DEPOSITARY.

                  The Company shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange (including any co-registrar, the "Registrar") and (ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder of a Note. The Company shall notify the Trustee and the Trustee shall notify the Holders of the Notes of the name and address of any Agent not a party to this Indenture. The Company or any Guarantor may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall be subject to any obligations imposed by the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with
Section 7.07 hereof.

                  The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

                  The Company initially appoints DTC to act as Depositary with respect to the Global Note. The Trustee shall act as custodian for the Depositary with respect to the Global Note.

SECTION 2.04.       PAYING AGENT TO HOLD MONEY IN TRUST.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders of the Notes or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Notes, and shall promptly notify the Trustee of any Default by the Company or the Guarantors in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Guarantor) shall have no further liability for the money delivered to the Trustee. If the Company or a Guarantor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders of the Notes, subject to Article 10 hereof, all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceeding relating to the Company or a Guarantor, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.05.       LISTS OF HOLDERS OF THE NOTES.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of the Notes and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company and/or the Guarantors shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the Notes, including the aggregate principal amount of the Notes held by each thereof, and the Company and each Guarantor shall otherwise comply with TIA ss. 312(a).

SECTION 2.06.       TRANSFER AND EXCHANGE.

                  (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented by a Holder to the Registrar with a request (1) to register the transfer of the Definitive Notes or (2) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that any Definitive Notes presented or surrendered for registration of transfer or exchange (A) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or by his attorney duly authorized in writing; (B) unless the Global Note has previously been exchanged in whole for Definitive Notes, shall only be exchanged for an interest in the Global Note in accordance with Section 2.06(b) if such Definitive Notes are being transferred (i) pursuant to an effective registration statement under the Securities Act; (ii) to a QIB in reliance on Rule 144A; or (iii) outside the United States to a non-U.S. person in reliance on Regulation S; and (C) in the case of a Restricted Security, such request shall be accompanied by the following additional documents: (i) if such Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect (in substantially the form of Exhibit D attached hereto) and a letter containing certain representations and agreements (in substantially the form of Exhibit E attached hereto); or (ii) if such Restricted Security is being transferred to an IAI in reliance on an exemption from the registration requirements of the Securities Act, other than to a QIB in reliance on Rule 144A or outside the United States to a non-U.S. person in reliance on Regulation S, a certification to that effect (in substantially the form of Exhibit D attached hereto), and a letter containing certain representations and agreements (in substantially the form of Exhibit E attached hereto) and, if requested by the Company or the Trustee, an opinion of counsel reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act.

                  (b) Transfer of a Definitive Note for a Beneficial Interest in the Global Note. A Definitive Note may be exchanged for a beneficial interest in the Global Note only upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with: (i) written instructions directing the Trustee to make an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, and
(ii) if such Definitive Note is a Restricted Security, a certification (in substantially the form of Exhibit D attached hereto) to the effect that such Definitive Note is either being transferred to a QIB in reliance on Rule 144A or outside the United States to a non-U.S. person in reliance on Regulation S; in which case the Trustee shall cancel such Definitive Note and cause the aggregate principal amount of Notes represented by the Global Note to be increased accordingly. If no Global Note is then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Note in the appropriate principal amount.

                  (c) Transfer of a Beneficial Interest in a Global Note for a Definitive Note. A beneficial interest in the Global Note may be exchanged for a Definitive Note only in the case of a Restricted Security, and upon receipt by the Trustee of written transfer instructions (or such other form of instructions as is customary for the Depositary) from the Depositary (or its nominee) on behalf of any Person having a beneficial interest in a Global Note that such Restricted Security is being transferred to an IAI in reliance on an exemption from the registration requirements of the Securities Act, other than to a QIB in reliance on Rule 144A or outside the United States to a non-U.S. person in reliance on Regulation S, provided however that such request is accompanied by a certification to that effect (in substantially the form of Exhibit D attached hereto) and a letter containing certain representations and agreements (in substantially the form of Exhibit E attached hereto) and, if requested by the Company or the Trustee, an opinion of counsel reasonably acceptable to the Company and the Trustee to the effect that such transfer is in compliance with the Securities Act, in which case the Trustee shall, in accordance with the standing instructions and procedures existing between the Depositary and the Trustee, cause the aggregate principal amount of the Global Note to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and make available for delivery to the transferee a Definitive Note in the appropriate principal amount.

                  Definitive Notes issued in exchange for a beneficial interest in a Global Note shall be registered in such names and in such authorized denominations as the Depositary shall instruct the Trustee.

                  (d) Transfer and Exchange of beneficial interests in the Global Note. The transfer and exchange of beneficial interests in the Global Note shall be effected through the Depositary in accordance with this Indenture and the procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

                  When a Global Note is presented to the Registrar with a request (1) to register the transfer of the Global Note or (2) to exchange such Global Notes for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Note presented or surrendered for registration of transfer or exchange (A) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing and (B) in the case of a Restricted Security, such request shall be accompanied by the following additional documents: (i) if such Restricted Security is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit D attached hereto), (ii) if such Restricted Security is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities

Act, a certification to that effect (in substantially the form of Exhibit D attached hereto), or (iii) if such Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit D attached hereto) and, if requested by the Company or the Trustee, an opinion of counsel reasonably acceptable to the Company and to the Trustee to the effect that such transfer is in compliance with the Securities Act. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request, subject to such rules as the Trustee may reasonably require.

                  (e) Cancellation and/or Adjustment of the Global Note. At such time as all beneficial interests in the Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or cancelled, the Global Note shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the aggregate principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee to reflect such reduction.

                  (f) General Provisions Relating to Transfers and Exchanges. To permit registrations of transfers and exchanges effected in accordance with this Indenture, the Company shall execute and the Trustee shall authenticate the Global Note and any Definitive Notes at the Registrar's request. The Global Note and any Definitive Notes issued upon any registration of transfer or exchange of beneficial interests in the Global Note or the Definitive Notes shall be legal, valid and binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

                  Neither the Company nor the Registrar shall be required to (a) issue, register the transfer of or exchange Notes during a period beginning at the opening of business on a Business Day 15 days before the day of mailing of any notice of redemption of Notes under Section 3.02 hereof and ending at the close of business on the day of such mailing or (b) register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  No service fee shall be charged to any Holder of a Note for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 or 9.05 hereof, which shall be paid by the Company).

                  Prior to due presentment to the Trustee for registration of the transfer of any Note, the Trustee, any Agent, the Company and each Guarantor may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Trustee, any Agent, the Company or any Guarantor shall be affected by notice to the contrary.

                  (g) General Provisions Relating to the Global Note. Notwithstanding any other provision in this Indenture, no Global Note may be transferred to, or registered or exchanged for Notes registered in the name of, any Person other than the Depositary for such Global Note or any nominee thereof, and no such transfer may be registered, unless (i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or (B) ceases to be a clearing agency registered under the Exchange Act, (ii) the Company delivers to the Trustee an Officers' Certificate stating that such Global Note shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable, or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes evidenced by such Global Note. Notwithstanding any other provision in this Indenture, a Global Note to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Notes registered only in the name or names of, such Person or Persons as the Depositary for such Global Note shall have directed and no transfer thereof other than such a transfer may be registered. Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note to which the restriction set forth in the first sentence of this paragraph shall apply, whether pursuant to this Section 2.06 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note.

                  (h) Exchange of Series A Notes for Series B Notes. The Series A Notes may be exchanged for Series B Notes pursuant to the terms of the Exchange Offer in accordance with the procedures set out under Section 2.16 hereof.

SECTION 2.07.       REPLACEMENT NOTES.

                  If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon the written order of the Company signed by two Officers of the Company, shall authenticate a replacement Note (accompanied by a notation of the Subsidiary Guarantees duly endorsed by each Guarantor) if the Trustee's requirements for replacements of Notes are met. An indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee, the Company and the Guarantors to protect the Company, the Guarantors, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Note is replaced. Each of the Company, the Guarantors and the Trustee may charge for its expenses in replacing a Note.

                  Every replacement Note is an additional obligation of the Company and the Guarantors and shall be entitled to all of the benefits of this Indenture equally and ratably with all other Notes duly issued hereunder.

SECTION 2.08.       OUTSTANDING NOTES.

                  The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. If the principal amount of any
Note is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue. Subject to Section 2.09 hereof, a Note does not cease to be outstanding because the Company, a Guarantor, a Subsidiary of the Company or a Guarantor or an Affiliate of the Company or a Guarantor holds the Note.

SECTION 2.09.       TREASURY NOTES.

                  In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any Guarantor, any of their respective Subsidiaries or any Affiliate of the Company or any Guarantor shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so considered. Notwithstanding the foregoing, Notes that are to be acquired by the Company, any Guarantor, any Subsidiary of the Company or any Guarantor or an Affiliate of the Company or any Guarantor pursuant to an exchange offer, tender offer or other agreement shall not be deemed to be owned by the Company, such Guarantor, a Subsidiary of the Company or such Guarantor or an Affiliate of the Company or such Guarantor until legal title to such Notes passes to the Company, such Guarantor, such Subsidiary or such Affiliate, as the case may be.

SECTION 2.10.       TEMPORARY NOTES.

                  Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes (accompanied by a notation of the Subsidiary Guarantees duly endorsed by each Guarantor). Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company and the Trustee consider appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of the written order of the Company signed by two Officers of the Company, shall authenticate definitive Notes (accompanied by a notation of the Subsidiary Guarantees duly endorsed by each Guarantor) in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

SECTION 2.11.       CANCELLATION.

                  The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall return canceled

Notes to the Company. The Company may not issue new Notes to replace Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12.       DEFAULTED INTEREST.

                  If the Company and the Guarantors default in a payment of interest on the Notes, the Company or any such Guarantor (to the extent of its obligations under its Subsidiary Guarantee) shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders of the Notes on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least five Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall fix or cause to be fixed each such special record date and payment date, and shall, promptly thereafter, notify the Trustee of any such date. At least 15 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company) shall mail to Holders of the Notes a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.13.       RECORD DATE.

                  The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA ss. 316(c).

SECTION 2.14.       CUSIP NUMBER.

                  The Company in issuing the Notes may use a "CUSIP" number and, if it does so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify the Trustee of any change in the CUSIP number.

SECTION 2.15.       COMPUTATION OF INTEREST.

                  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

SECTION 2.16.       EXCHANGE OF SERIES A NOTES FOR SERIES B NOTES

                  The Series A Notes may be exchanged for Series B Notes pursuant to the terms of the Exchange Offer. The Trustee and Registrar shall make the exchange as follows:

                  The Company shall present the Trustee with an Officers' Certificate certifying the following:

                  (a) upon issuance of the Series B Notes, the transactions contemplated by the Exchange Offer have been consummated;

                  (b) the principal amount of Series A Notes properly tendered in the Exchange Offer that are represented by a Global Note for Series B Notes shall be registered and sent for each such Holder; and

                  (c) the principal amount of Series A Notes properly tendered in the Exchange Offer that are represented by Definitive Notes, the name of each Holder of such Definitive Notes, the principal amount at maturity properly tendered in the Exchange Offer by each such Holder, and the name and address to which Definitive Notes for Series B Notes shall be registered and sent for each such Holder.

                  The Trustee,  upon receipt of (i) such Officers'  Certificate,
(ii) an Opinion of Counsel (x) to the effect that the Series B Notes have been registered under Section 5 of the Securities Act and this Indenture has been qualified under the TIA and (iii) a Company Order, shall authenticate (A) a Global Note for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of Series A Notes represented by a Global Note indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Notes for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of Series A Notes registered in the names of the Holders and represented by the Definitive Notes indicated in such Officers' Certificate as having been properly tendered.

                  If the principal amount at maturity of the Global Note for the Series B Notes is less than the principal amount at maturity of the Global Note for the Series A Notes, the Trustee shall make an endorsement on such Global Note for Series A Notes indicating a reduction in the principal amount at maturity represented thereby.

                  The Trustee shall deliver such Definitive Notes for Series B Notes to the Holders thereof as indicated in such Officers' Certificate.

SECTION 2.17.       LEGENDS.

                  (a) Except as permitted by subsections (b) or (c) hereof, each Note shall bear legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth on Exhibit A attached hereto.

                  (b) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act: (i) in the case of any Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a Definitive Note that does not bear the legends required by subsection (a) above; and (ii) in the case of any Restricted Security represented by a Global Note, such Restricted Security shall not be required to bear the legends required by subsection (a) above, but shall continue to be subject to the provisions of Section 2.06(d) hereof; provided however, that with respect to any request for an exchange of a Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legends required by subsection (a) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144.

                  (c) The Company (and the Restricted Subsidiaries) shall issue and the Trustee shall authenticate Series B Notes in exchange for Series A Notes accepted for exchange in the Exchange Offer. The Series B Notes shall not bear the legends required by subsection (a) above unless the Holder of such Series A Notes is either (i) a broker-dealer who purchased such Series A Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, (ii) a Person participating in the distribution of the Series A Notes or (iii) a Person who is an affiliate (as defined in Rule 144A) of the Company.


                                   ARTICLE 3.
                        REDEMPTION AND OFFERS TO PURCHASE

SECTION 3.01.       NOTICES TO TRUSTEE.

                  If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 45 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

SECTION 3.02.       SELECTION OF NOTES TO BE REDEEMED.

                  If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed among the applicable Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate, provided that no Notes of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

                  The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.03.       NOTICE OF REDEMPTION.

                  At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

                  The notice shall identify the Notes (including CUSIP number) to be redeemed and shall state:

                           (a) the redemption date;

                           (b) the redemption price (including  accrued interest
                  and Liquidated Damages, if any, to the redemption date);

                           (c) if any  Note  is  being  redeemed  in  part,  the
                  portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

                           (d) the name and address of the Paying Agent;

                           (e)  that  Notes  called  for   redemption   must  be
                  surrendered to the Paying Agent to collect the redemption price;

                           (f) that,  unless the Company defaults in making such
                  redemption payment, interest and Liquidated Damages, if any, on Notes called for redemption shall cease to accrue on and after the redemption date;

                           (g) the paragraph of the Notes and/or Section of this
                  Indenture pursuant to which the Notes called for redemption are being redeemed; and

                           (h)  that  no   representation  is  made  as  to  the
                  correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.       EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed in accordance with Section
3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional. On and after the redemption date, unless the Company defaults in the payment of the redemption price, interest and Liquidated Damages, if any, will cease to accrue on the Notes or portions thereof called for redemption and all rights of Holders with respect to such Notes will terminate except for the right to receive payment of the redemption price upon surrender for redemption.

SECTION 3.05.       DEPOSIT OF REDEMPTION PRICE.

                  One Business Day prior to the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest and Liquidated Damages, if any, on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest and Liquidated Damages, if any, on, all Notes to be redeemed.

                  If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest and Liquidated Damages, if any, shall cease to accrue on the Notes or the portions of Notes called for redemption, whether or not such Notes are presented for payment. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest and Liquidated
Damages, if any, shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest and Liquidated Damages, if any, shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

SECTION 3.06.       NOTES REDEEMED IN PART.

                  Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Note
(accompanied by a notation of the Subsidiary Guarantees duly endorsed by each Guarantor) equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.07.       OPTIONAL REDEMPTION.

                  Prior to July 1, 2004, the Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 day's notice, at the Make-Whole Price, plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the applicable redemption date. On and after July 1, 2004, the Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the applicable redemption date, if redeemed during the twelve-month period beginning on July 1 of the years indicated below:

Year                                                         Percentage

2004.............................................              104.125%
2005.............................................              102.750%
2006.............................................              101.375%
2007 and thereafter .............................              100.000%

                  Notwithstanding the foregoing, at any time prior to July 1, 2002, the Company may redeem up to 35% of the initial principal amount of the Notes originally issued with the net proceeds of one or more Qualified Equity Offerings at a redemption price equal to 108.25% of the principal amount of such Notes, plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the redemption date; provided, that at least 65% of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and that such redemption occurs within 60 days following the closing of any such Qualified Equity Offering.

SECTION 3.08.       MANDATORY REDEMPTION.

                  Except as set forth below under Section 4.10 and Section 4.14 hereof, the Company shall not be required to make sinking fund or redemption payments with respect to the Notes.

SECTION 3.09.       ASSET SALE OFFERS.

                  In the event that the Company shall commence an Asset Sale Offer pursuant to Section 4.10 hereof, it shall follow the procedures specified below:

                  The Asset Sale Offer shall remain open for 20 Business Days after the Commencement Date relating to such Asset Sale Offer, except to the extent required to be extended by applicable law (as so extended, the "Offer Period"). No later than one Business Day after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount (the "Offer Amount") of Notes required to be purchased in such Asset Sale Offer pursuant to Sections 3.02 and 4.10 hereof or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer.

                  If the Purchase Date is on or after an interest payment record date and on or before the related interest payment date, any interest and Liquidated Damages accrued to such Purchase Date shall be paid to the Person in whose name a Note is registered at the close of business on such record date, and no additional interest or Liquidated Damages shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

                  On the Commencement Date of any Asset Sale Offer, the Company shall send or cause to be sent, by first class mail, a notice to each of the Holders, with a copy to the Trustee. Such notice, which shall govern the terms of the Asset Sale Offer, shall contain all instructions and materials necessary to enable the Holders to tender Notes pursuant to the Asset Sale Offer and shall state:

                  (1) that the Asset Sale Offer is being made pursuant to this Section 3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

                  (2)      the Offer Amount, the purchase price and the Purchase
                           Date;

                  (3) that any Note not tendered or accepted for payment shall continue to accrue interest and Liquidated Damages, if any;

                  (4) that, unless the Company defaults in the payment of the purchase price, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest and Liquidated Damages, if any, after the Purchase Date;

                  (5) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Purchase Date;

                  (6) that Holders shall be entitled to withdraw their election if the Company, depositary or Paying Agent, as the case may be, receives, not later than the close of business on the Business Day preceding the termination of the Offer Period, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note purchased;

                  (7) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Trustee shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                  (8) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered.

                  On or before 12:00 p.m. on each Purchase Date, the Company shall irrevocably deposit with the Trustee or Paying Agent in immediately available funds the aggregate purchase price with respect to a principal amount of Notes equal to the Offer Amount, together with accrued interest and Liquidated Damages, if any, thereon, to be held for payment in accordance with the terms of this Section 3.09. On the Purchase Date, the Company shall, to the extent lawful, (i) accept for payment, on a pro rata basis to the extent necessary, an aggregate principal amount equal to the Offer Amount of Notes tendered pursuant to the Asset Sale Offer, or if less than the Offer Amount has been tendered, all Notes or portions thereof tendered,
(ii) deliver or cause the Paying Agent or depositary, as the case may be, to deliver to the Trustee Notes so accepted and (iii) deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. The Company, depositary or Paying Agent, as the case may be, shall promptly (but in any case not later than three Business Days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price with respect to the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee shall authenticate and mail or deliver such new Note, to such Holder, equal in principal amount to any unpurchased portion of such Holder's Notes surrendered. Any Note not accepted in the Asset Sale Offer shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce in a newspaper of general circulation the results of the Asset Sale Offer on the Purchase Date.

                  The Asset Sale Offer shall be made by the Company in compliance with all applicable laws, including, without limitation, Regulation 14E of the Exchange Act and the rules thereunder, to the extent applicable, and all other applicable federal and state securities laws.

                  Each purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of the second paragraph of Section 3.05 hereof to the extent applicable.

                  In the event the amount of Excess Proceeds to be applied to an Asset Sale Offer would result in the purchase of a principal amount of Notes which is not evenly divisible by $1,000, the Trustee shall promptly refund to the Company the portion of such Excess Proceeds that is not necessary to purchase the immediately lesser principal amount of Notes that is so divisible.


                                   ARTICLE 4.
                                    COVENANTS

SECTION 4.01.       PAYMENT OF NOTES.

                  The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Restricted Subsidiary, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. The Company shall pay any and all amounts, including without limitation Liquidated Damages, if any, on the dates and in the manner required under the Registration Rights Agreement.

                  The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02.       MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company or any Restricted Subsidiary in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with
Section 2.03 hereof.

SECTION 4.03.       REPORTS.

                  (a) Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company will furnish to the Holders of Notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all financial information that would be required to be included in a Form 8-K filed with the SEC if the Company were required to file such reports. In addition, whether or not required by the rules and regulations of the SEC, the Company will file a copy of all such information and reports with the SEC for public availability (unless the SEC will not accept such a filing) and make such information available to investors who request it in writing. Notwithstanding anything to the contrary contained herein, the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture.

                  (b) So long as is required for an offer or sale of the Notes to qualify for an exemption under Rule 144A, the Company (and the Restricted Subsidiaries) shall, upon request, provide the information required by clause
(d)(4)  thereunder to each

Holder and to each beneficial owner and prospective purchaser of Notes identified by any Holder of Restricted Securities.

                  (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.04.       COMPLIANCE CERTIFICATE.

                  (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company and each Restricted Subsidiary has kept, observed, performed and fulfilled its obligations under this Indenture (including with respect to any Restricted Payments made during such year, the basis upon which the calculations required by Section 4.07 hereof were computed, which calculations may be based on the Company's latest available financial statements), and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company and each Restricted Subsidiary has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company and each Restricted Subsidiary, as the case may be, is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company and each Restricted Subsidiary, as the case may be, is taking or proposes to take with respect thereto.

                  (b) So long as not contrary to the then current professional standards of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03 hereof shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in conducting their audit of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof insofar as they pertain to accounting matters or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

                  (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an

Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. SECTION
4.05. TAXES.

                  The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except (i) such as are contested in good faith and by appropriate proceedings or (ii) the nonpayment of which would not materially adversely affect the business, condition (financial or otherwise), operations, performance or properties of the Company and its Subsidiaries, taken as a whole.

SECTION 4.06.       STAY, EXTENSION AND USURY LAWS.

                  Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.       RESTRICTED PAYMENTS.

                  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly: (a) declare or pay any dividend or make any distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or such Restricted Subsidiary or dividends or distributions payable to the Company or any Restricted Subsidiary); (b) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any Restricted Subsidiary or other Affiliate of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary); (c) purchase, redeem or otherwise acquire or retire prior to scheduled maturity for value any Indebtedness that is subordinated in right of payment to the Notes; or (d) make any Investment other than a Permitted Investment (all such payments and other actions set forth in clauses (a) through (d) above being collectively referred to as "Restricted Payments"), unless, at the time of such Restricted Payment:

                  (i) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; and

                  (ii) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the test set forth in the first paragraph of Section 4.09 hereof; and

                  (iii) such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Company and its Restricted Subsidiaries after the date of the 1996 Indenture is less than (x) the cumulative EBITDA of the Company minus 1.75 times the cumulative Consolidated Interest Expense of the Company, in each case for the period (taken as one accounting period) from June 30, 1996, to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, plus (y) the aggregate net Equity Proceeds received by the Company from the issuance or sale since the date of the 1996 Indenture of Equity Interests of the Company or of debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests or convertible debt securities sold to a Restricted Subsidiary of the Company and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock), plus (z) $2.0 million.

                  The foregoing provisions will not prohibit (A) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (B) the redemption, repurchase, retirement or other acquisition or retirement for value of any Equity Interests of the Company in exchange for, or with the net cash proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary of the Company) of other Equity Interests of the Company (other than any Disqualified Stock); (C) the defeasance, redemption, repurchase, retirement or other acquisition or retirement for value of Indebtedness that is subordinated or pari passu in right of payment to the Notes in exchange for, or with the net cash proceeds of, a substantially concurrent issuance and sale (other than to a Restricted Subsidiary of the Company) of Equity Interests of the Company (other than Disqualified Stock); (D) the defeasance, redemption, repurchase, retirement or other acquisition or retirement for value of Indebtedness that is subordinated or pari passu in right of payment to the Notes in exchange for, or with the net cash proceeds of, a substantially concurrent issue and sale (other than to the Company or any of its Restricted Subsidiaries) of Refinancing Indebtedness; (E) the repurchase of any Indebtedness subordinated or pari passu in right of payment to the Notes at a purchase price not greater than 101% of the principal amount of such Indebtedness in the event of a Change of Control in accordance with provisions similar to the covenant set forth in
Section 4.14 hereof, provided that prior to or contemporaneously with such repurchase the Company has made the Change of Control Offer as provided in such covenant with respect to the Notes and has repurchased all Notes validly tendered for payment in connection with such Change of Control Offer; and (F) additional payments to current or former employees or directors of the Company for repurchases of stock, stock options or other equity interests, provided that the aggregate amount of all such payments under this clause (F) does not exceed $500,000 in any year and $2.0 million in the aggregate.

                  The Restricted Payments described in clauses (B), (C), (E) and
(F) of the immediately preceding paragraph will be Restricted Payments that will be permitted to be taken in accordance with such paragraph but will reduce the amount that would otherwise be available for Restricted Payments under clause
(iii) of the first paragraph of this section, and the Restricted Payments described in clauses (A) and (D) of the immediately preceding paragraph will be Restricted Payments that will be permitted to be taken in accordance with such paragraph and will not reduce the amount that would otherwise be available for Restricted Payments under clause (iii) of the first paragraph of this section.

                  If an Investment results in the making of a Restricted Payment, the aggregate amount of all Restricted Payments deemed to have been made as calculated under the foregoing provision will be reduced by the amount of any net reduction in such Investment (resulting from the payment of interest or dividends, loan repayment, transfer of assets or otherwise) to the extent such net reduction is not included in the Company's EBITDA; provided, however, that the total amount by which the aggregate amount of all Restricted Payments may be reduced may not exceed the lesser of (a) the cash proceeds received by the Company and its Restricted Subsidiaries in connection with such net reduction and (b) the initial amount of such Investment.

                  If the aggregate amount of all Restricted Payments calculated under the foregoing provision includes an Investment in an Unrestricted Subsidiary or other Person that thereafter becomes a Restricted Subsidiary, such Investment will no longer be counted as a Restricted Payment for purposes of calculating the aggregate amount of Restricted Payments. For the purpose of making any calculations under this Indenture, (a) an Investment will include the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary and will exclude the fair market value of the net assets of any Unrestricted Subsidiary that is designated as a Restricted Subsidiary, (b) any property transferred to or from an Unrestricted Subsidiary will be valued at fair market value at the time of such transfer, provided that, in each case, the fair market value of an asset or property is as determined by the Board of Directors in good faith, and (c) subject to the foregoing, the amount of any Restricted Payment, if other than cash, will be determined by the Board of Directors, whose good faith determination will be conclusive.

                  The Board of Directors may designate a Restricted Subsidiary to be an Unrestricted Subsidiary in compliance with Section 4.17 hereof. Upon such designation, all outstanding Investments by the Company and its Restricted Subsidiaries (except to the extent repaid in cash) in the Subsidiary so designated will be deemed to be Restricted Payments made at the time of such designation and will reduce the amount available for Restricted Payments under the first paragraph of this Section 4.07. Such designation will only be permitted if such Restricted Payment would be permitted at such time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

SECTION 4.08. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

                  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) (i) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (A) on its Capital Stock or (B) with respect to any other interest or participation in, or measured by, its profits, or (ii) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (b) make loans or advances to the Company or any of its Restricted Subsidiaries or (c) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (1) Existing Indebtedness as in effect on the date of this Indenture,
(2) the Credit Agreement as in effect as of the date of this Indenture, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancing thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive in the aggregate with respect to such dividend and other payment restrictions than those contained in the Credit Agreement as in effect on the date of this Indenture, (3) this Indenture and the Notes, (4) applicable law, (5) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, provided that the EBITDA of such Person is not taken into account in determining whether such acquisition was permitted by the terms of this Indenture, (6) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, (7) restrictions on the transfer of property subject to purchase money obligations or Capital Lease Obligations otherwise permitted by clause (e) of Section 4.09 hereof, (8) permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive in the aggregate than those contained in the agreements governing the Indebtedness being refinanced, or (9) any agreement or instrument governing Indebtedness of an Excluded Restricted Subsidiary provided that (i) at the time such agreement or instrument is entered into, such Excluded Restricted Subsidiary and its Restricted Subsidiaries have a Leverage Ratio of less than 6.5 to 1.0 and (ii) neither such Excluded Restricted Subsidiary nor any of its Restricted Subsidiaries shall, directly or indirectly, incur any Indebtedness (including Acquired Debt) unless at the time of such incurrence and after giving effect thereto, the Leverage Ratio for such Excluded Restricted Subsidiary and its Restricted Subsidiaries would be less than 6.5 to 1.0. For purposes of determining the Leverage Ratio under this clause (9) only, all references to the "Company" and its "Restricted Subsidiaries" or similar references in the definition of "Leverage Ratio" and other defined terms necessary to determine the Leverage Ratio shall be deemed to refer to such Excluded Restricted Subsidiary and its Restricted Subsidiaries, respectively.

SECTION 4.09.       INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF PREFERRED STOCK.

                  The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) and the Company will not permit any of its Restricted Subsidiaries to issue any shares of preferred stock; provided, however, that the Company may incur Indebtedness and may permit a Restricted Subsidiary to incur Indebtedness if at the time of such incurrence and after giving effect thereto the Leverage Ratio would be less than 6.5 to 1.0.

                  The foregoing limitations will not apply to (a) the incurrence by the Company or any Restricted Subsidiary of Senior Bank Debt in an aggregate amount not to exceed $100.0 million at any one time outstanding, (b) the issuance by the Restricted Subsidiaries of Subsidiary Guarantees, (c) the incurrence by the Company and its Restricted Subsidiaries of the Existing Indebtedness, (d) the issuance by the Company of the Notes, (e) the incurrence by the Company and its Restricted Subsidiaries of Capital Lease Obligations and/or additional Indebtedness constituting purchase money obligations up to an aggregate of $5.0 million at any one time outstanding, provided that the Liens securing such Indebtedness constitute Permitted Liens, (f) the incurrence of Indebtedness between (i) the Company and its Restricted Subsidiaries and (ii) the Restricted Subsidiaries,
(g) Hedging Obligations that are incurred for the purpose of fixing or hedging interest rate risk with respect to any floating rate Indebtedness that is permitted by the terms of this Indenture to be outstanding, (h) the incurrence by the Company and its Restricted Subsidiaries of Indebtedness arising out of letters of credit, performance bonds, surety bonds and bankers' acceptances incurred in the ordinary course of business up to an aggregate of $5.0 million at any one time outstanding, (i) the incurrence by the Company and its Restricted Subsidiaries of Indebtedness consisting of guarantees, indemnities or obligations in respect of purchase price adjustments in connection with the acquisition or disposition of assets, including, without limitation, shares of Capital Stock, and (j) the incurrence by the Company and its Restricted Subsidiaries of Refinancing Indebtedness issued in exchange for, or the proceeds of which are used to repay, redeem, defease, extend, refinance, renew, replace or refund, Indebtedness referred to in clauses (b) through (e) above, and this clause (j).

SECTION 4.10.       ASSET SALES.

                  The Company will not, and will not permit any of its Restricted Subsidiaries to, (a) sell, lease, convey or otherwise dispose of any assets (including by way of a Sale and Leaseback Transaction, but excluding a Qualifying Sale and Leaseback Transaction) other than sales of inventory in the ordinary course of business (provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company will be governed by the provisions of Section 4.14 hereof and/or the provisions of
Section 5.01 hereof, and not by the provisions of this Section 4.10), or (b) issue or sell Equity Interests of any of its Restricted Subsidiaries, that, in the case of either clause (a) or (b) above, whether in a single transaction or a series of related transactions, (i) have a fair market value in excess of $2.0 million, or (ii) result in Net Proceeds in excess of $2.0 million (each of the foregoing, an "Asset Sale"), unless (x) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (evidenced by an Officers' Certificate delivered to the Trustee, and for Asset Sales having a fair market value or resulting in net proceeds in excess of $10.0 million, evidenced by a resolution of the Board of Directors set forth in an Officers' Certificate delivered to the Trustee) of the assets sold or otherwise disposed of and (y) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash or like-kind assets (in each case as determined in good faith by the Company, evidenced by a resolution of the Board of Directors and certified by an Officers' Certificate delivered to the Trustee); provided, however, that the amount of (A) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or such Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes or any Subsidiary Guarantee) that are assumed by the transferee of any such assets and (B) any notes or other obligations received by the Company or such

Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received) or Cash Equivalents, shall be deemed to be cash for purposes of this provision; and provided, further, that the 75% limitation referred to in the foregoing clause (y) shall not apply to any Asset Sale in which the cash portion of the consideration received therefrom is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation. A transfer of assets or issuance of Equity Interests by the Company to a Wholly Owned Restricted Subsidiary or by a Wholly Owned Restricted Subsidiary to the Company or to another Wholly Owned Restricted Subsidiary will not be deemed to be an Asset Sale.

                  Within 360 days of any Asset Sale, the Company may, at its option, apply an amount equal to the Net Proceeds from such Asset Sale either
(a) to permanently reduce Senior Debt, or (b) to an investment in a Restricted Subsidiary or in another business or capital expenditure or other long-term/tangible assets, in each case, in the same line of business as the Company or any of its Restricted Subsidiaries was engaged in on the date of this Indenture or in businesses similar or reasonably related thereto. Pending the final application of any such Net Proceeds, the Company may temporarily reduce Senior Bank Debt or otherwise invest such Net Proceeds in any manner that is not prohibited by this Indenture. Any Net Proceeds from such Asset Sale that are not applied or invested as provided in the first sentence of this paragraph will be deemed to constitute "Excess Proceeds." When the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall make an offer to all Holders of Notes and the holders of the 1997 Notes and any future Indebtedness ranking pari passu with the Notes, which Indebtedness contains similar provisions requiring the Company to repurchase such Indebtedness (an "Asset Sale Offer"), to purchase the maximum principal amount of Notes and such other Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, in accordance with the procedures set forth in this Indenture; provided, however, that prior to making any such Asset Sale Offer, the Company may, to the extent required by the 1996 Indenture, use such Excess Proceeds to repurchase the 1996 Notes. To the extent that the aggregate amount of Notes and other pari passu Indebtedness (including the 1997 Notes) tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes and such other Indebtedness surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis. Upon completion of such offer to purchase, the amount of Excess Proceeds shall be reset at zero.

                  An Asset Sale Offer shall be made pursuant to the provisions of Section 3.09 hereof. No later than the date which is five Business Days after the date on which the aggregate amount of Excess Proceeds exceeds $10.0 million, the Company shall notify the Trustee of such Asset Sale Offer and provide the Trustee with an Officers' Certificate setting forth the calculations used in determining the amount of Net Proceeds to be applied to the purchase of Notes. The Company shall commence or cause to be commenced the Asset Sale Offer on a date no later than 15 Business Days after such notice (the "Commencement Date").

SECTION 4.11.       TRANSACTIONS WITH AFFILIATES.

                  The Company will not, and will not permit any of its Restricted Subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless (a) such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with a non-Affiliated Person and (b) the Company delivers to the Trustee (i) with respect to any Affiliate Transaction involving aggregate payments in excess of $5.0 million, a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with clause (a) above and such Affiliate Transaction is approved by a majority of the disinterested members of the Board of Directors and (ii) with respect to any Affiliate Transaction involving aggregate payments in excess of $10.0 million, an opinion as to the fairness to the Company or such Restricted Subsidiary from a financial point of view issued by an investment banking firm of national standing; provided, however, that (A) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary, (B) transactions between or among the Company and/or its Restricted Subsidiaries, (C) transactions permitted by the provisions of Section 4.07 hereof and (D) the grant of stock, stock options or other equity interests to employees and directors of the Company and any Restricted Subsidiary in accordance with duly adopted Company stock grant, stock option and similar plans, in each case, shall not be deemed Affiliate Transactions; and further provided that (1) the provisions of clause (b) shall not apply to sales of inventory by the Company or any Restricted Subsidiary to any Affiliate in the ordinary course of business and (2) the provisions of clause (b)(ii) shall not apply to loans or advances to the Company or any Restricted Subsidiary from, or equity investments in the Company or any Restricted Subsidiary by, any Affiliate to the extent permitted by Section 4.09 hereof.

SECTION 4.12.       LIENS.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than a Permitted Lien) upon any property or assets now owned or hereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income therefrom, unless (a) in the case of any Lien securing any Indebtedness that is subordinate to the Notes, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien and (b) in the case of any other Lien, the Notes are equally and ratably secured with the obligation or liability secured by such Lien.

SECTION 4.13.       ADDITIONAL SUBSIDIARY GUARANTEES.

                  If any entity (other than an Excluded Restricted Subsidiary) shall become a Restricted Subsidiary after the date of this Indenture, then such Restricted Subsidiary shall execute a Subsidiary Guarantee and deliver an opinion of counsel with respect thereto, in accordance with the terms of this Indenture.

                  No Restricted Subsidiary (including any Excluded Restricted Subsidiary) shall consolidate with or merge with or into (whether or not such Restricted Subsidiary is the surviving Person), another Person (other than the Company) whether or not affiliated with such Restricted Subsidiary unless (a) subject to the provisions of the following paragraph, the Person formed by or surviving any such consolidation or merger (if other than such Restricted Subsidiary) assumes all the obligations of such Restricted Subsidiary under its Subsidiary Guarantee (except in the case of an Excluded Restricted Subsidiary) pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee; (b) immediately after giving effect to such transaction, no Default or Event of Default exists; and (c) such Restricted Subsidiary, or any Person formed by or surviving any such consolidation or merger, would be permitted to incur, immediately after giving effect to such transaction, at least $1.00 of additional Indebtedness pursuant to Section 4.09 hereof.

                  In the event of (a) a sale or other disposition of all of the assets of any Restricted Subsidiary by way of merger, consolidation or otherwise, (b) a sale or other disposition of all of the capital stock of any Restricted Subsidiary, or (c) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the terms of Section 4.17, then such Subsidiary (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the capital stock of such Restricted Subsidiary, or in the event of the designation of such Restricted Subsidiary as an Unrestricted Subsidiary) or the corporation acquiring the property (in the event of a sale or other disposition of all of the assets of such Restricted Subsidiary) shall be released and relieved of any obligations under its Subsidiary Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of this Indenture.

SECTION 4.14.       OFFER TO PURCHASE UPON CHANGE OF CONTROL.

                  Upon the occurrence of a Change of Control, each Holder of Notes will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the date of purchase (the "Change of Control Payment"). Within 30 calendar days following any Change of Control, the Company will mail a notice to each Holder stating:

                           (a) that the  Change of  Control  Offer is being made
                  pursuant to this Section 4.14 and that all Notes tendered will be accepted for payment;

                           (b) the purchase price and the purchase  date,  which
                  will be no earlier than 30 calendar days nor later than 60 calendar days from the date such notice is mailed (the "Change of Control Payment Date");

                           (c) that any Note not tendered will continue to accrue interest;

                           (d) that,  unless the Company defaults in the payment
                  of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest and Liquidated Damages, if any, on and after the Change of Control Payment Date;

                           (e) that Holders electing to have any Notes purchased
                  pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in such notice prior to the close of business on the fifth Business Day preceding the Change of Control Payment Date;

                           (f) that Holders  will be entitled to withdraw  their
                  election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes purchased; and

                           (g) that Holders whose Notes are being purchased only
                  in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable to the repurchase of the Notes in connection with a Change of Control.

                  On the Change of Control Payment Date, the Company will, to the extent lawful, (a) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (b) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and (c) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent will promptly mail to each Holder of Notes so accepted the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof. Prior to complying with the provisions of this Section 4.14, but in any event within 90 calendar days following a Change of Control, the Company shall either repay all outstanding Senior Debt or obtain the requisite consents, if any, under all agreements governing outstanding Senior Debt to permit the repurchase of Notes required by this Section 4.14. The Company shall publicly announce in The Wall Street Journal, or if no longer published, a national newspaper of general circulation, the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

SECTION 4.15.       CORPORATE EXISTENCE.

                  Subject to Article 5 and Article 11 hereof, as the case may be, the Company and each of the Restricted Subsidiaries shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of their Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company, any such Restricted Subsidiary or any such Subsidiary, as the case may be, and (ii) the rights (charter and statutory), licenses and franchises of the Company, the Restricted Subsidiaries and their respective Subsidiaries; provided, however, that the Company and the Restricted Subsidiaries shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of their respective Subsidiaries, if an officer of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, the Restricted Subsidiaries and their Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.16.       CERTAIN SENIOR SUBORDINATED DEBT.

                  Notwithstanding the provisions of Section 4.09 hereof, (a) the Company shall not incur any Indebtedness that is subordinated or junior in right of payment to any Senior Debt of the Company and senior in any respect in right of payment to the Notes, and (b) the Company shall not permit any Restricted Subsidiary to incur any Indebtedness that is subordinated or junior in right of payment to its Senior Debt and senior in any respect in right of payment to its Subsidiary Guarantee.

SECTION 4.17.       DESIGNATION OF UNRESTRICTED SUBSIDIARIES.

                  The Board of Directors may designate any Subsidiary (including any Restricted Subsidiary or any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary so long as: (i) neither the Company nor any Restricted Subsidiary is directly or indirectly liable for any Indebtedness of such Subsidiary; (ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; (iii) any Investment in such Subsidiary deemed to be made as a result of designating such Subsidiary an Unrestricted Subsidiary will not violate the provisions of Section 4.07 hereof;
(iv) neither the Company nor any Restricted Subsidiary has a contract, agreement, arrangement, understanding or obligation of any kind, whether written or oral, with such Subsidiary other than (A) those that might be obtained at the time from Persons who are not Affiliates of the Company or (B) administrative, tax sharing and other ordinary course contracts, agreements, arrangements and understandings or obligations entered into in the ordinary course of business; and (v) neither the Company nor any Restricted Subsidiary has any obligation to subscribe for additional shares of Capital Stock or other Equity Interests in such Subsidiary, or to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve certain levels of operating results, other than as permitted under Section 4.07 hereof. Notwithstanding the foregoing, the

Company may not designate as an Unrestricted Subsidiary any Subsidiary which, on the date of this Indenture, is a Significant Subsidiary, and may not sell, transfer or otherwise dispose of any properties or assets of any such Significant Subsidiary to an Unrestricted Subsidiary, other than in the ordinary course of business, in each case, other than Iron Mountain Global, Inc. and its Subsidiaries (including, without limitation, Britannia Data Management Limited and its Subsidiaries).

                  The Board of Directors may designate any Unrestricted Subsidiary as a Restricted Subsidiary; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation will only be permitted if (i) such Indebtedness is permitted under Section 4.09 hereof and (ii) no Default or Event of Default would occur as a result of such designation.

SECTION 4.18.       LIMITATION ON SALE AND LEASEBACK TRANSACTIONS.

                  The Company will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (a) the consideration received in such Sale and Leaseback Transaction is at least equal to the fair market value of the property sold, as determined by a resolution of the Board of Directors, and (b) the Company or such Restricted Subsidiary could incur the Attributable Indebtedness in respect of such Sale and Leaseback Transaction in compliance with Section 4.09 hereof.


                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.01.       MERGER, CONSOLIDATION, OR SALE OF ASSETS.

                  The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless (a) the Company is the surviving corporation or the entity or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;
(b) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Notes, this Indenture (pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee) and the Registration Rights Agreement; (c) immediately after such transaction no Default or Event of Default exists; and (d) the Company or any Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made will, at the time of such transaction and after giving pro forma effect thereto, be permitted to incur at least $1.00 of additional Indebtedness pursuant to the first paragraph of Section 4.09 hereof.

SECTION 5.02.       SUCCESSOR CORPORATION SUBSTITUTED.

                  Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company or the Company and its Subsidiaries on a consolidated basis in accordance with Section 5.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, lease, conveyance or other disposition, the provisions of this Indenture and the Registration Rights Agreement referring to the "Company" shall refer instead to the successor corporation and not to the Company), and may exercise every right and power of the Company under this Indenture, the Notes and the Registration Rights Agreement with the same effect as if such successor Person had been named as the Company herein; provided, however, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.


                                   ARTICLE 6.
                           CERTAIN DEFAULT PROVISIONS

SECTION 6.01.       EVENTS OF DEFAULT.

                  An "Event of Default" occurs if:

                  (a) the Company defaults in the payment of interest or Liquidated Damages on the Notes (whether or not prohibited by the subordination provisions of Article 10 hereof) when the same becomes due and payable and such default continues for a period of 30 days;

                  (b) the Company defaults in the payment of principal of or premium (including any Make-Whole Amount), if any, on the Notes (whether or not prohibited by the subordination provisions of Article 10 hereof) when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise;

                  (c) the Company fails to comply with the provisions of Section
         4.14 hereof;

                  (d) the Company or any Guarantor fails to comply with any of its other respective agreements or covenants in, or provisions of, the Notes, the Subsidiary Guarantees or this Indenture and the Default continues for the period and after the notice specified below;

                  (e) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or Guarantee now exists or shall be created hereafter if (i) such default results in the acceleration of such Indebtedness prior to its express maturity or shall constitute a default in the payment of such Indebtedness at final maturity of such Indebtedness and (ii) the principal amount of such Indebtedness that has been accelerated or not paid at maturity, together with the principal amount of any other Indebtedness that has been accelerated or not paid at maturity, exceeds $10.0 million;

                  (f) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any of its Restricted Subsidiaries and such judgments remain unpaid, undischarged or unstayed for a period of 60 days, provided that the aggregate of all such unpaid, undischarged or unstayed judgments exceeds $10.0 million;

                  (g) except as otherwise permitted hereunder, any Subsidiary Guarantee issued by a Restricted Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Restricted Subsidiary (or its successors or assigns), or any Person acting on behalf of any Restricted Subsidiary (or its successors or assigns), shall deny or disaffirm its obligations in writing under its Subsidiary Guarantee;

                  (h) the Company or any of its Restricted Subsidiaries that is a Significant Subsidiary:

                           (i) commences a voluntary case,

                           (ii) consents to the entry of an order for relief against it in an involuntary case,

                           (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                           (iv) makes a general  assignment  for the  benefit of
                  its creditors, or

                           (v) admits in writing its inability  generally to pay
                  its debts as the same become due,

                  in each case, pursuant to or within the meaning of any Bankruptcy Law; or

                  (i) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                           (i)  is  for  relief   against  the  Company  or  any
                  Restricted Subsidiary that is a Significant Subsidiary of the Company in an involuntary case,

                           (ii) appoints a Custodian of the Company or any Restricted Subsidiary that is a Significant Subsidiary of the Company or for all or substantially all of the property of the Company or any Restricted Subsidiary that is a Significant Subsidiary of the Company, or

                           (iii) orders the liquidation of the Company or any Restricted Subsidiary that is a Significant Subsidiary of the Company, and such order or decree remains unstayed and in effect for 60 consecutive days.

                  A Default under clause (d) is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Notes notify the Company and the Trustee, of the Default and the Company does not cure the Default within 60 days after receipt of the notice. The notice must be in writing, must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

                  In the case of any Event of Default pursuant to the provisions of this Section 6.01 occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the Make-Whole Price or premium, as applicable, that the Company would have had to pay if the Company then had elected to redeem the Notes pursuant to Section 3.07 hereof, the applicable Make-Whole Price, or an equivalent premium, as the case may be, shall become and be immediately due and payable to the extent permitted by law upon acceleration of the Notes as provided below, anything in this Indenture or in the Notes to the contrary notwithstanding.

SECTION 6.02.       ACCELERATION.

                  If an Event of Default (other than an Event of Default specified in clauses (h)(i) through (h)(v) and (i) of Section 6.01 hereof relating to the Company or any Significant Subsidiary) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Company and the Trustee may declare the unpaid principal of and any accrued interest and Liquidated Damages, if any, on all the Notes to be due and payable. Upon such declaration the principal and interest and Liquidated Damages, if any, shall be due and payable immediately (together with the premium referred to in Section
6.01 hereof, if applicable); provided, however, that if any Obligation with respect to Senior Bank Debt is outstanding pursuant to the Credit Agreement upon a declaration of acceleration of the Notes, the principal, premium, if any, and interest and Liquidated Damages, if any, on the Notes will not be payable until the earlier of (1) the day which is five Business Days after written notice of acceleration is received by the Company and the Credit Agent, and (2) the date of acceleration of the Indebtedness under the Credit Agreement. If an Event of Default specified in clauses (h)(i) through (h)(v) or (i) of Section 6.01 hereof relating to the Company or any Significant Subsidiary occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. In the event of a declaration of acceleration of the Notes because an Event of Default has occurred and is continuing as a result of the acceleration of any Indebtedness described in Section 6.01(e) hereof, the declaration of acceleration of the Notes shall be automatically annulled if the holders of any Indebtedness described in Section 6.01(e) have rescinded the declaration of acceleration in respect of such Indebtedness within 30 days of the date of such declaration and if (a) the annulment of the acceleration of the Notes would not conflict with any judgment or decree of a competent jurisdiction, and (b) all existing Events of Default, except non-payment of principal or interest on the Notes that became due solely because of the acceleration of the Notes, have been cured or waived.

SECTION 6.03.       OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.       WAIVER OF PAST DEFAULTS.

                  Holders of not less than a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the premium, if any, interest and Liquidated Damages, if any, on, or the principal of the Notes (including in connection with an offer to purchase) (provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05.       CONTROL BY MAJORITY.

                  Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

SECTION 6.06.       LIMITATION ON SUITS.

                  A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes if, and only if:

                  (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default or the Trustee receives such notice from the Company;

                  (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

                  (c) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note. Nothing contained in this Section 6.06 shall affect the right of a Holder of a Note to sue for enforcement of any overdue payment thereon.

SECTION 6.07.       RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

                  Subject to Articles 10 and 11 hereof, notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of, premium, if any, and interest and Liquidated Damages, if any, on the Note, on or after the respective due dates expressed in the Note (including in connection with a Purchase Offer), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.       COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 6.01(a) or (b) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium, if any, interest and Liquidated Damages, if any, remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.       TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes, including the Guarantors), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.       PRIORITIES.

                  If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

                  First: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                  Second: to the holders of Senior Debt of the Company or the Restricted Subsidiaries, as the case may be, to the extent required by
         Article 10 or Article 11 hereof, as applicable;

                  Third: to Holders of Notes for amounts due and unpaid on the Notes for principal, premium, if any, interest and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, interest and Liquidated Damages, respectively; and

                  Fourth: to the Company or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

SECTION 6.11.       UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.


                                   ARTICLE 7.
                                     TRUSTEE

SECTION 7.01.       DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) the  duties of the  Trustee  shall be  determined
                  solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the  absence  of bad faith on its  part,  the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (i) this  paragraph  does not  limit  the  effect  of
                  paragraph (b) of this Section;

                           (ii) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to
                  any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
                  6.05 hereof.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), and (c) of this Section.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (g) Except with respect to Sections 4.01 and 4.04 herein, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article 4 hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.01(a), 6.01(b), 4.01 and 4.04 herein or
(ii) any Default or Event of Default of which a Responsible Officer of the Trustee shall have received written notification or obtained actual knowledge.

SECTION 7.02.       RIGHTS OF TRUSTEE.

                  (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03.       INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, any Restricted Subsidiary or any Affiliate of the Company or any Restricted Subsidiary with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the SEC for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

SECTION 7.04.       TRUSTEE'S DISCLAIMER.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05.       NOTICE OF DEFAULTS.

                  If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to the Holders of the Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, interest or Liquidated Damages, if any, on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.06.       REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

                  Within 60 days after each April 15 beginning with the April 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

                  A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the SEC and each stock exchange on which the Notes are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange or of any delisting thereof.

SECTION 7.07.       COMPENSATION AND INDEMNITY.

                  The Company and the Restricted Subsidiaries shall be jointly and severally obligated to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Restricted Subsidiaries shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company and the Restricted Subsidiaries shall indemnify each of the Trustee and any predecessor Trustee against any and all losses, liabilities, damages, claims or expenses, including taxes (other than taxes based on the income of the Trustee), incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company and the Restricted Subsidiaries (including this Section 7.07), and defending itself against any claim (whether asserted by the Company, any Restricted Subsidiary or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company and the Restricted Subsidiaries of their obligations hereunder. The Company and the Restricted Subsidiaries shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company and the Restricted Subsidiaries shall pay the reasonable fees and expenses of such counsel. The Company and the Restricted Subsidiaries need not pay for any settlement made without their consent, which consent shall not be unreasonably withheld.

                  The obligations of the Company and the Restricted Subsidiaries under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

                  To secure the Company's and the Restricted Subsidiaries' payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(h) or (i) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

                  The Trustee shall comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

SECTION 7.08.       REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                  The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 7.10 hereof;

                  (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a Custodian or public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, any Restricted Subsidiary, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with
Section 7.10  hereof,  such Holder of
a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's and the Restricted Subsidiaries' obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.09.       SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.       ELIGIBILITY; DISQUALIFICATION.

                  There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

SECTION 7.11.       PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                   ARTICLE 8.
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01.       OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

                  The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Notes upon compliance with the conditions set forth below in this Article Eight.

SECTION 8.02.       LEGAL DEFEASANCE AND DISCHARGE.

                  Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, each of the Company and the Guarantors, if any, shall, subject to the satisfaction of the conditions set forth in
Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Notes and Subsidiary Guarantees on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and  discharged  the entire  Indebtedness  represented  by the  outstanding
Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive solely from the trust fund described in Section
8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (b) the Company's and Guarantors' obligations with respect to such Notes under Article 2 and Section 4.02 hereof, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's and the Guarantors' obligations in connection therewith and (d) this Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section
8.03 hereof.

SECTION 8.03.       COVENANT DEFEASANCE.

                  Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, each of the Company and the Guarantors, if any, shall, subject to the satisfaction of the conditions set forth in
Section 8.04 hereof, be released from its obligations under the covenants contained in Sections 4.05, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14,
4.15, 4.16, 4.17 and Article V hereof with respect to the outstanding Notes and Subsidiary Guarantees on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture, such Notes and the Subsidiary Guarantees, if any, shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03 hereof, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections

6.01(c) through 6.01(f) and Section 6.01(h) and 6.01(i) hereof shall not constitute Events of Default.

SECTION 8.04.       CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

                  The following shall be the conditions to the application of either Section 8.02 or 8.03 hereof to the outstanding Notes:

                  In order to  exercise  either  Legal  Defeasance  or  Covenant
Defeasance:

                  (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest and Liquidated Damages, if any, on the outstanding Notes on the stated date for payment thereof or on the applicable redemption date, as the case may be, of such principal or installment of principal of, premium, if any, or interest on the outstanding Notes;

                  (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States (which counsel may be an employee of the Company or any Subsidiary of the Company) reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issuance Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States (which counsel may be an employee of the Company or any Subsidiary of the Company) reasonably acceptable to the Trustee confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Sections 6.01(h) and 6.01(i) hereof are concerned, at any time in the period ending on the 91st day after the date of deposit (or greater period of time in which any such deposit of trust funds may remain subject to Bankruptcy Law insofar as those apply to the deposit by the Company);

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                  (f) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                  (g) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over any other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                  (h) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest and Liquidated Damages, if any, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

                  Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.06.       REPAYMENT TO COMPANY.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest, if any, on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest, if any, have become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.07.       REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section
8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Restricted Subsidiaries' obligations under this Indenture, the Notes and the Subsidiary Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or
8.03 hereof, as the case may be; provided, however, that, if the Company and the Restricted Subsidiaries make any payment of principal of, premium, if any, or interest, if any, on any Note following the reinstatement of its obligations, the Company and the Restricted Subsidiaries shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.


                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.       WITHOUT CONSENT OF HOLDERS OF NOTES.

                  Notwithstanding Section 9.02 of this Indenture, the Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Notes without the consent of any Holder of a Note:

                  (a) to cure any ambiguity, defect or inconsistency;

                  (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                  (c) to provide for the assumption of the Company's or any Guarantor's obligations to the Holders of the Notes in the case of a merger or consolidation pursuant to Article Five or Article 11 hereof, as the case may be;

                  (d) to make any change that would provide any additional rights or benefits to the Holders of the Notes (including providing for additional Subsidiary Guarantees pursuant to Section 4.13 hereof) or that does not materially adversely affect the legal rights hereunder of any Holder of the Note; or

                  (e) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA.

                  Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company and the Guarantors in the execution of any amended or supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental Indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.       WITH CONSENT OF HOLDERS OF NOTES.

                  Except as provided below in this Section 9.02, the Company, the Guarantors and the Trustee may amend or supplement this Indenture or the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including consents obtained in connection with a tender offer or exchange offer for the Notes), and, subject to Sections 6.04 and
6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes or Liquidated Damages, if any, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for the Notes).

                  Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental Indenture, and upon the filing with the Trustee of evidence reasonably satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section
7.02 hereof, the Trustee shall join with the Company and the Guarantors in the execution of such amended or supplemental Indenture unless such amended or supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Indenture.

                  It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to Holders of Notes affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Notes then outstanding may waive compliance in a particular instance by the Company or any Guarantor with any provision of this Indenture, the Notes or the Subsidiary Guarantees. However, without the consent of each Holder affected, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder):

                  (a) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                  (b) reduce the principal of or change the fixed maturity of any Note or alter any of the provisions with respect to the redemption of the Notes in a manner adverse to the Holders of the Notes;

                  (c) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

                  (d) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and a waiver of the payment default that resulted from such acceleration);

                  (e) make any Note payable in money other than that stated in the Notes;

                  (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Notes to receive payments of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Notes;

                  (g) waive a redemption payment with respect to any Note (other than a payment required by Section 4.10 or Section 4.14 hereof);

                  (h) except pursuant to Article 4, Article 8 and Article 11 hereof, release any Guarantor from its obligations under its Subsidiary Guarantee, or change any Subsidiary Guarantee in any manner that would materially adversely affect the Holders; or

                  (i) make any change in Section 6.04 or 6.07 hereof or in the foregoing amendment and waiver provisions.

SECTION 9.03.       COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment or supplement to this Indenture or the Notes shall be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

SECTION 9.04.       REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05.       NOTATION ON OR EXCHANGE OF NOTES.

                  The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes (accompanied by a notation of the Subsidiary Guarantees duly endorsed by the Restricted Subsidiaries) that reflect the amendment, supplement or waiver.

                  Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.06.       TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Trustee shall sign any amended or supplemental Indenture authorized pursuant to this Article Nine if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company and the Guarantors may not sign an amendment or supplemental Indenture until the Board of Directors of the Company and each of the Guarantors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.


                                   ARTICLE 10.
                                  SUBORDINATION

SECTION 10.01.      AGREEMENT TO SUBORDINATE.

                  The Company, the Trustee and each Holder by accepting a Note agrees, that the indebtedness and obligations evidenced by the Note (a) rank pari passu with the 1996 Notes, (b) rank pari passu with the 1997 Notes and (c) are subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full, in cash, of all Obligations with respect to Senior Debt of the Company (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt of the Company.

SECTION 10.02.      LIQUIDATION; DISSOLUTION; BANKRUPTCY.

                  Upon any payment or distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshaling of the Company's assets and liabilities:

                           (1) holders of Senior  Debt of the  Company  shall be
                  entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt of the Company (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt of the Company, whether or not allowed as a claim in such proceeding) before Holders shall be entitled to receive any payment or distribution from the Company with respect to the Notes; and

                           (2) until all Obligations with respect to Senior Debt
                  of the Company (as provided in subsection (1) above) are paid in full in cash, any payment or distribution to which the Trustee or any Holder would be entitled but for this Article shall be made to holders of Senior Debt of the Company, as their interests may appear.

SECTION 10.03.      DEFAULT ON DESIGNATED SENIOR DEBT.

                  The Company may not make any payment or distribution upon or in respect of the Notes, including, without limitation, by way of set-off or otherwise, or redeem (or make a deposit in redemption of), defease or acquire any of the Notes, for cash, properties or securities if:

                  (i) a default in the payment of any principal, premium, if any, or interest or other Obligations (a "Payment Default") with respect to Senior Debt of the Company occurs and is continuing; or

                  (ii) a default (other than a Payment Default) or any event that, after notice or passage of time would become a default (a "Non-Monetary Default"), on Senior Debt of the Company occurs and is continuing that then permits holders of the Senior Debt of the Company to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Person who may give it pursuant to Section 10.11 hereof. Any number of such Payment Blockage Notices may be given, provided, however, that (i) not more than one
         Payment Blockage Notice may be commenced during any period of 360 consecutive days and (ii) any Non-Monetary Default that existed or was continuing on the date of delivery of any such notice to the Trustee (to the extent the holder of Designated Senior Debt, or such trustee or agent, giving such Payment

         Blockage Notice had knowledge of the same) shall not be the basis for a subsequent Payment Blockage Notice, unless such default has been cured or waived for a period of not less than 90 days.

                  The Company may and shall resume payments on and distributions in respect of the Notes and all Obligations with respect thereto, and may acquire such Notes or Obligations upon the earlier of:

                           (1) in the case of a payment  default,  the date upon
                  which such default is cured or waived, or

                           (2) in the  case of a  Non-Monetary  Default,  on the
                  earlier of the date on which such Non-Monetary Default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, if the maturity of such Senior Debt of the Company has not been accelerated,

if this Article 10 otherwise permits the payment, distribution or acquisition at the time thereof.

SECTION 10.04.      ACCELERATION OF NOTES.

                  If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify Representatives of the holders of Senior Debt of the Company of the acceleration.

SECTION 10.05.      WHEN DISTRIBUTION MUST BE PAID OVER.

                  In the event that the Trustee or any Holder receives from the Company any payment of any Obligations with respect to the Notes at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Section 10.02 or 10.03 hereof, such payment shall be held by the Trustee or such Holder in trust for the benefit of, and shall be paid forthwith over and delivered upon written request to, the holders of Senior Debt of the Company, as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt of the Company may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt of the Company remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of the Company.

                  With respect to the holders of Senior Debt of the Company, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Debt of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Company, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt of the

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Company  shall be entitled by virtue of this Article 10,  except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

SECTION 10.06.      NOTICE BY COMPANY.

                  The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Notes to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Debt of the Company as provided in this Article.

SECTION 10.07.      SUBROGATION.

                  After all Obligations with respect to Senior Debt of the Company are paid in full, in cash, and until the Notes are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Debt of the Company to receive distributions applicable to Senior Debt of the Company to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt of the Company. A distribution made under this Article to holders of Senior Debt of the Company that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on the Notes.

SECTION 10.08.      RELATIVE RIGHTS.

                  This Article defines the relative rights of Holders and holders of Senior Debt of the Company. Nothing in this Indenture shall:

                           (1) impair,  as between the Company and Holders,  the
                  obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

                           (2)  affect  the  relative   rights  of  Holders  and
                  creditors of the Company other than their rights in relation to holders of Senior Debt of the Company; or

                           (3) prevent the Trustee or any Holder from exercising
                  its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt of the Company to receive distributions and payments otherwise payable to Holders.

                  If the Company fails because of this Article 10 to pay principal of, premium or interest on a Note on the due date, the failure is still a Default or Event of Default.

SECTION 10.09.      SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

                  No right of any holder of Senior Debt of the Company to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

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SECTION 10.10.      DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

                  Whenever a distribution is to be made or a notice given to holders of Senior Debt of the Company, the distribution may be made and the notice given to their Representative.

                  Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt of the Company and other Indebtedness of the Company, the amount or amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.11.      RIGHTS OF TRUSTEE AND PAYING AGENT.

                  Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least one Business Day prior to the date of such payment a Payment Blockage Notice. Only the holders or the Representative of holders of Designated Senior Debt of the Company may give a Payment Blockage Notice. Nothing in this Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

                  The Trustee in its individual or any other capacity may hold Senior Debt of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 10.12.      AUTHORIZATION TO EFFECT SUBORDINATION.

                  Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 10, and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the Representatives of the Senior Debt of the Company are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

SECTION 10.13.      AMENDMENTS.

                  The provisions of this Article 10 shall not be amended or modified without the written consent of the holders of all Senior Debt of the Company.


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                                   ARTICLE 11.
                              SUBSIDIARY GUARANTEES

SECTION 11.01.      SUBSIDIARY GUARANTEE.

                  Each Subsidiary that is a signatory hereto and each Restricted Subsidiary of the Company which in accordance with Section 4.13 hereof is required to guarantee the obligations of the Company under the Notes (each, a "Guarantor"), upon execution of a supplemental indenture, hereby jointly and severally unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee irrespective of the validity or enforceability of this Indenture, the Notes or the obligations of the Company under this Indenture or the Notes, that: (i) the principal of and interest on and Liquidated Damages, if any, with respect to the Notes will be paid in full when due, whether at the maturity or interest payment or mandatory redemption date, by acceleration, call for redemption or otherwise, and interest on the overdue principal of and interest, if any, on the Notes and all other obligations of the Company to the Holders or the Trustee under this Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms of this Indenture and the Notes; and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, each Guarantor will be obligated to pay the same whether or not such failure to pay has become an Event of Default which could cause acceleration pursuant to Section 6.02 hereof. Each Guarantor agrees that this is a guarantee of payment not a guarantee of collection.

                  Each Guarantor hereby agrees that its obligations with regard to this Subsidiary Guarantee shall be joint and several and unconditional, irrespective of the validity or enforceability of the Notes or the obligations of the Company under this Indenture, the absence of any action to enforce the same, the recovery of any judgment against the Company or any other obligor with respect to this Indenture, the Notes or the obligations of the Company under this Indenture or the Notes, any action to enforce the same or any other circumstances (other than complete performance) which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor further, to the extent permitted by law, waives and relinquishes all claims, rights and remedies accorded by applicable law to guarantors and agrees not to assert or take advantage of any such claims, rights or remedies, including but not limited to: (a) any right to require the Trustee, the Holders or the Company (each, a "Benefited Party") to proceed against the Company or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any Benefited Party's power before proceeding against such Guarantor; (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of any Indebtedness or the performance of any obligation hereby guaranteed; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person; (d) demand, protest and notice of any kind including but not limited to notice of the existence, creation or incurring of any new or additional Indebtedness or obligation or of any action or non-action on the part of such Guarantor, the Company, any Benefited Party, any

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creditor  of such  Guarantor,  the  Company  or on the part of any other  Person whomsoever in connection with any Indebtedness or obligations hereby guaranteed;
(e) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against such Guarantor for reimbursement; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (g) any defense arising because of a Benefited Party's election, in any proceeding instituted under Bankruptcy Law, of the application of 11 U.S.C. Section 1111(b)(2); or (h) any defense based on any borrowing or grant of a security interest under 11 U.S.C. Section 364. Each Guarantor hereby covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in its Subsidiary Guarantee and this Indenture.

                  If any Holder or the Trustee is required by any court or otherwise to return to either the Company or any Guarantor, or any Custodian acting in relation to either the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, the applicable Subsidiary Guarantees, to the extent theretofore discharged, shall be reinstated and be in full force and effect. Each Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

                  Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in
Section 6.02 hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company or any other obligor on the Notes of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Section 6.02 hereof, those obligations (whether or not due and payable) will forthwith become due and payable by such Guarantor for the purpose of this Subsidiary Guarantee.

SECTION 11.02.      SUBORDINATION.

                  Each Guarantor, the Trustee, and each Holder by accepting a Note agrees, that the indebtedness and obligations under the Subsidiary Guarantees (a) rank pari passu with the guarantees of the 1996 Notes provided under the 1996 Indenture, (b) rank pari passu with the guarantees of the 1997 Notes provided under the 1997 Indenture and (c) are subordinated in right of payment, to the extent and in the manner provided in this Article 11, to the prior payment in full, in cash, of all Obligations with respect to Senior Debt of such Guarantor (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt of such Guarantor.

SECTION 11.03.      LIQUIDATION; DISSOLUTION; BANKRUPTCY.

                  Upon any payment or distribution to creditors of any Guarantor in a liquidation or dissolution of such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Guarantor or its property, in an assignment for the benefit of creditors or any marshaling of such Guarantor's assets and liabilities:

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

                           (1) holders of Senior Debt of such Guarantor shall be
                  entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt of such Guarantor (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt of such Guarantor, whether or not allowed as a claim in such proceeding) before the Holders shall be entitled to receive any payment or distribution from the Guarantor with respect to such Guarantor's Subsidiary Guarantee; and

                           (2) until all Obligations with respect to Senior Debt
                  of such Guarantor (as provided in subsection (1) above) are paid in full in cash, any payment or distribution to which the Trustee or any Holder would be entitled but for this Article shall be made to holders of Senior Debt of such Guarantor, as their interests may appear.

SECTION 11.04.      DEFAULT ON SENIOR DEBT OF THE GUARANTOR.

                  No Guarantor shall make any payment or distribution upon or in respect of the Notes or its Subsidiary Guarantee, including, without limitation, by way of set-off or otherwise, or redeem (or make a deposit in redemption of), defease or acquire any of the Notes, for cash, properties or securities if:

                  (i) a Payment Default with respect to Senior Debt of such Guarantor occurs and is continuing; or

                  (ii) a Non-Monetary Default on Senior Debt of such Guarantor occurs and is continuing that then permits holders of the Senior Debt of such Guarantor to accelerate its maturity and the Trustee receives a Payment Blockage Notice from a Person who may give it pursuant to
         Section 11.12 hereof. Any number of such Payment Blockage Notices may be given, provided, however, that (i) not more than one Payment Blockage Notice may be commenced during any period of 360 consecutive days and (ii) any default or event of default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (to the extent the holder of Designated Senior Debt, or such trustee or agent, giving such Payment Blockage Notice had knowledge of the same) shall not be the basis for a subsequent Payment Blockage Notice pursuant to Section 11.12 herein, unless such default has been cured or waived for a period of not less than 90 consecutive days.

                  Each Guarantor may and shall resume payments on and distributions in respect of its Subsidiary Guarantee, the Notes and all Obligations with respect thereto, and may acquire such Notes or Obligations upon the earlier of:

                           (1) in the case of a payment  default,  the date upon
                  which such default is cured or waived, or

                           (2) in the  case of a  Non-Monetary  Default,  on the
                  earlier of the date on which such Non-Monetary Default is cured or waived or 179 days after the date

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

                  on which the applicable Payment Blockage Notice is received, if the maturity of such Senior Debt of such Guarantor has not been accelerated,

if this Article 11 otherwise permits the payment, distribution or acquisition at the time thereof.

SECTION 11.05.      ACCELERATION OF NOTES.

                  If payment of the Notes is accelerated because of an Event of Default, each Guarantor shall promptly notify the Representative of the holders of Senior Debt of such Guarantor of the acceleration.

SECTION 11.06.      WHEN DISTRIBUTION MUST BE PAID OVER.

                  In the event that the Trustee or any Holder receives from a Guarantor any payment of any Obligations with respect to the Notes or the Subsidiary Guarantees at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Section 11.03 or 11.04 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered upon written request to, the holders of Senior Debt of such Guarantor, as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt of such Guarantor may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt of such Guarantor remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of such Guarantor.

                  With respect to the holders of Senior Debt of any Guarantor, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Debt of such Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of such Guarantor, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt of such Guarantor shall be entitled by virtue of this Article 11, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

SECTION 11.07.      NOTICE BY A GUARANTOR.

                  Each Guarantor shall promptly notify the Trustee and the Paying Agent of any facts known to such Guarantor that would cause a payment of any Obligations with respect to the Notes or its Subsidiary Guarantee to violate this Article, but failure to give such notice shall not affect the subordination of its Subsidiary Guarantee or of the Notes to the Senior Debt of such Guarantor as provided in this Article 11.

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

SECTION 11.08.      SUBROGATION.

                  With respect to any Guarantor, after all Obligations with respect to Senior Debt of such Guarantor is paid in full, in cash, and until the Notes are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with such Guarantor's Subsidiary Guarantee) to the rights of holders of Senior Debt of such Guarantor to receive distributions applicable to Senior Debt of such Guarantor to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt of such Guarantor. A distribution made under this Article to holders of Senior Debt of such Guarantor that otherwise would have been made to Holders is not, as between such Guarantor and Holders, a payment by such Guarantor on the Notes or the Subsidiary Guarantee.

SECTION 11.09.      RELATIVE RIGHTS.

                  This Article defines the relative rights of Holders and holders of Senior Debt of each Guarantor. Nothing in this Indenture shall:

                           (1) impair, as between such Guarantor and the Holders, the obligation of such Guarantor, which is absolute and unconditional, to pay principal of and interest and Liquidated Damages, if any, on the Notes in accordance with the terms of its Subsidiary Guarantee;

                           (2)  affect  the  relative   rights  of  Holders  and
                  creditors of such Guarantor other than their rights in relation to holders of Senior Debt of such Guarantor; or

                           (3) prevent the Trustee or any Holder from exercising
                  its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Debt of such Guarantor set forth herein to receive distributions and payments otherwise payable to Holders.

                  If any Guarantor fails because of this Article 11 to pay principal of, premium or interest or Liquidated Damages, if any, on a Note on the due date, the failure is still a Default or Event of Default.

SECTION 11.10.      SUBORDINATION MAY NOT BE IMPAIRED BY ANY GUARANTOR.

                  With respect to any Guarantor, no right of any holder of Senior Debt of such Guarantor to enforce the subordination of the Indebtedness evidenced by the Subsidiary Guarantee shall be impaired by any act or failure to act by such Guarantor or any Holder or by failure of such Guarantor or any Holder to comply with this Indenture.

SECTION 11.11.      DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

                  With respect to any Guarantor, whenever a distribution is to be made or a notice given to holders of Senior Debt of such Guarantor, the distribution may be made and the notice given to their Representative.

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

                  Upon any payment or distribution of assets of any Guarantor referred to in this Article 11, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt of such Guarantor and other Indebtedness of such Guarantor, the amount or amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11.

SECTION 11.12.      RIGHTS OF TRUSTEE AND PAYING AGENT.

                  Notwithstanding the provisions of this Article 11 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least one Business Day prior to the date of such payment a Payment Blockage Notice. Only the Representative of holders of Designated Senior Debt may give a Payment Blockage Notice. Nothing in this
Article 11 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

                  With respect to any Guarantor, the Trustee in its individual or any other capacity may hold Senior Debt of such Guarantor with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 11.13.      AUTHORIZATION TO EFFECT SUBORDINATION.

                  Each Holder of a Note by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 11, and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding relative to any Guarantor referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the Representatives of Senior Debt of such Guarantor are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

SECTION 11.14.      AMENDMENTS.

                  With respect to any Guarantor, the provisions of Section 11.02 through 11.14 hereof shall not be amended or modified without the written consent of the holders of all Senior Debt of such Guarantor.

SECTION 11.15.      LIMITATION OF GUARANTOR'S LIABILITY.

                  Each Guarantor and, by its acceptance hereof, the Trustee and each Holder hereby confirm that it is its intention that the Subsidiary Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent

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

Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Subsidiary Guarantee. To effectuate the foregoing intention, each such person hereby irrevocably agrees that the obligation of such Guarantor under its Subsidiary Guarantee under this Article 11 shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or other) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 11, result in the obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance under said laws. The Trustee and each Holder by accepting the benefits hereof, confirms its intention that, in the event of a bankruptcy, reorganization or other similar proceeding of the Company or any Guarantor in which concurrent claims are made upon such Guarantor hereunder, to the extent such claims will not be fully satisfied, each such claimant with a valid claim against the Company shall be entitled to a ratable share of all payments by such Guarantor in respect of such concurrent claims. For all purposes of this Section 11.15, Senior Debt shall be deemed to have been incurred prior to the incurrence of the obligations in respect of the Subsidiary Guarantees.

SECTION 11.16.      RESTRICTED SUBSIDIARIES MAY  CONSOLIDATE, ETC.,  ON  CERTAIN
                    TERMS.

                  No Guarantor shall consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person whether or not it is affiliated with such Guarantor unless (i) subject to the provisions of Section 11.17 hereof, the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor pursuant to a supplemental indenture in form reasonably satisfactory to the Trustee, under its Subsidiary Guarantee, the Notes and this Indenture, (ii) immediately after giving effect to such transaction, no Default or Event of Default exists, and (iii) such Guarantor, or any Person formed by or surviving any such consolidation or merger, will be permitted to incur, immediately after giving effect to such transaction, at least $1.00 of additional Indebtedness pursuant to the first paragraph of
Section 4.09 hereof. In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Subsidiary Guarantee in this Indenture and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor corporation shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as a Guarantor.

SECTION 11.17.      RELEASES  FOLLOWING  SALE  OF  ASSETS  OR   DESIGNATION   AS
                    UNRESTRICTED SUBSIDIARY.

                  In the event of (a) a sale or other disposition of all or substantially all of the assets of any Guarantor, by way of merger, consolidation or otherwise, or (b) a sale or other disposition of all of the capital stock of any Guarantor, or (c) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the terms of Section
4.17 hereof, then such Guarantor (in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the capital stock of such Guarantor, or in the event of the designation of such Guarantor as an Unrestricted Subsidiary) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released and relieved of its obligations under its Subsidiary Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with
Section 4.10 hereof.


                                   ARTICLE 12.
                                  MISCELLANEOUS

SECTION 12.01.      TRUST INDENTURE ACT CONTROLS.

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss.318(c), the imposed duties shall control.

SECTION 12.02.      NOTICES.

                  Any notice or communication by the Company, any Guarantor or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

                  If to the Company or any Guarantor:

                           Iron Mountain Incorporated
                           745 Atlantic Avenue
                           Boston, MA 02111
                           Attention:  President
                           Telecopier No.:  (617) 350-7881

                  With a copy to:

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, MA  02109
                           Telecopier No.:  (617) 338-2880
                           Attention: William J. Curry, Esq.

                  If to the Trustee:

                           The Bank of New York
                           101 Barclay Street
                           21st Floor
                           New York, NY  10286
                           Telecopier No.:  (212) 815-5915
                           Attention:  Corporate Trust Trustee Administration

                  The Company, any Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first class mail, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If  the   Company   or  any   Guarantor   mails  a  notice  or
communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.03.      COMMUNICATION  BY  HOLDERS  OF  NOTES  WITH OTHER HOLDERS OF
                    NOTES.

                  Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Restricted Subsidiaries, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 12.04.      CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor shall furnish to the Trustee:

                  (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants provided for in this Indenture relating to the proposed action have been satisfied; and

                  (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 12.05.      STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

                  (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                  (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 12.06.      RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

                  No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Subsidiary Guarantees, this Indenture, the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note and the related Subsidiary Guarantees waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Subsidiary Guarantees.

SECTION 12.08.      GOVERNING LAW.

                  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES.

SECTION 12.09.      NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.10.      SUCCESSORS.

                  All agreements of the Company and the Guarantors in this Indenture and the Notes and the Subsidiary Guarantees, as the case may be, shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.11.      SEVERABILITY.

                  In case any provision in this Indenture, in the Notes or in the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.12.      COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.13.      TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                   SIGNATURES

Dated as of April 26, 1999          IRON MOUNTAIN INCORPORATED


                                    By:   /S/ C. Richard Reese
                                          Name:  C. Richard Reese
                                          Title: Chairman and
                                                 Chief Executive Officer

Dated as of April 26, 1999          Iron  Mountain  Records  Management,   Inc.,
                                    Criterion Atlantic Property,  Inc., HIMSCORP
                                    of San Diego, Inc., Iron Mountain Consulting
                                    Services,  Inc.,  Iron  Mountain of Maryland
                                    LLC,  Iron  Mountain  Records  Management of
                                    Ohio, Inc., Iron Mountain Records Management
                                    of Michigan,  Inc.,  Iron  Mountain  Records
                                    Management  of  San  Antonio,   Inc.,   Iron
                                    Mountain    Records    Management   of   San
                                    Antonio-FP,  Inc.,  Iron  Mountain/Safesite,
                                    Inc.,   IM-AEI    Acquisition    Corp.,   IM
                                    Billerica,  Inc., Arcus Data Security, Inc.,
                                    Iron Mountain/National  Underground Storage,
                                    Inc.,    Iron    Mountain    Safe    Deposit
                                    Corporation, HIMSCORP of Philadelphia, Inc.,
                                    HIMSCORP of  Pittsburgh,  Inc.,  HIMSCORP of
                                    New Orleans,  Inc., HIMSCORP of Los Angeles,
                                    Inc., HIMSCORP of Cleveland,  Inc., HIMSCORP
                                    of  Portland,  Inc.,  HIMSCORP  of  Detroit,
                                    Inc.,    HIMSCORP    of    Houston,    Inc.,
                                    Recordkeepers,  Inc.,  Arcus  Data  Security
                                    LLC, DSI Technology  Escrow Services,  Inc.,
                                    Iron  Mountain  Records  Management of Utah,
                                    Inc. and Arcus Staffing Resources, Inc.


                                    By:   /S/ C. Richard Reese
                                          Name:  C. Richard Reese
                                          Title: Chairman and
                                                 Chief Executive Officer

Dated as of April 26, 1999          THE BANK OF NEW YORK, as Trustee


                                    By: /S/ Michael Culhane
                                        Name:  Michael Culhane
                                        Title: Vice President

                                    EXHIBIT A
                                 (Face of Note)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE
DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

EACH HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO (A) OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY ONLY (1) TO THE COMPANY, (2) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (3) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (5) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI") THAT, PRIOR TO SUCH TRANSFER, EXECUTES AND DELIVERS TO THE COMPANY AND THE TRUSTEE A LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND AN OPINION OF COUNSEL IF THE COMPANY OR THE TRUSTEE SO REQUESTS OR (6) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (AND BASED ON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), SUBJECT IN EACH OF THE FOREGOING CASES TO APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THAT IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.


-------------------
1 This paragraph should be included only if the Note is issued in global form.

                    8 1/4% Senior Subordinated Notes due 2011

No.                                                                  $__________

                           IRON MOUNTAIN INCORPORATED

promises to pay to ___________________________ or registered assigns, the principal sum of ____________________________ Dollars on ______, 20[__].

                  Interest Payment Dates:  January 1 and July 1.
                  Record Dates:  December 15 and June 15.

                                                           CUSIP No. [_________]

[Every Global Note authenticated and delivered hereunder will bear a legend in substantially the following form:]2

                  [This Note is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Note may not be transferred to, or registered or exchanged for Notes registered in the name of, any Person other than the Depositary or a nominee thereof, and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Note authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, this Note will be a Global Note subject to the foregoing, except in such limited circumstances.]2

                                        IRON MOUNTAIN INCORPORATED

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:
[SEAL]

Dated:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK, as Trustee

By:   _____________________________
      Authorized Signatory

-------------------
2 This paragraph should be included only if the Note is issued in global form.

                                 (Back of Note)

                         8 1/4% SENIOR SUBORDINATED NOTE
                                    DUE 2011

                  Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

                  1.   Interest.   Iron   Mountain   Incorporated,   a  Delaware
corporation (the "Company"), promises to pay interest on the principal amount of this Note at the rate and in the manner specified below.

                  The Company shall pay in cash interest on the principal amount of this Note at the rate per annum of 8 1/4%. The Company will pay interest semi-annually in arrears on January 1 and July 1 of each year, commencing on July 1, 1999 or if any such day is not a Business Day (as defined in the Indenture), on the next succeeding Business Day (each an "Interest Payment Date"), to Holders of record on the immediately preceding December 15 and June 15.

                  Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 1% per annum in excess of the then applicable interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

                  2. Method of Payment. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company, however, may pay principal, premium, if any, and interest by check payable in such money. It may mail an interest check to a Holder's registered address.

                  3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent,
Registrar or co-registrar without notice to any Holder. The Company or any Restricted Subsidiary may act in any such capacity.

                  4. Indenture. The Company issued the Notes under an Indenture dated as of April 26, 1999 (the "Indenture") between the Company, the Restricted Subsidiaries named therein and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of the Notes are referred to the Indenture and such act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. The Notes are unsecured general obligations of the Company limited to $150,000,000 in aggregate principal amount.

                  5. Optional Redemption. Prior to July 1, 2004, the Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the Make-Whole Price, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date. On and after July 1, 2004 the Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on July 1 of the years indicated below:

     Year                                                         Percentage

     2004.............................................              104.125%
     2005.............................................              102.750%
     2006.............................................              101.375%
     2007 and thereafter .............................              100.000%

                  Notwithstanding the foregoing, at any time prior to July 1, 2002, the Company may redeem up to 35% of the initial principal amount of the Notes originally issued with the net proceeds of one or more Qualified Equity Offerings at a redemption price equal to 108.25% of the principal amount of such Notes, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of redemption; provided, that at least 65% of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and that such redemption occurs within 60 days following the closing of any such Qualified Equity Offering.

                  6. Mandatory Redemption. Except as described in paragraph 7 below, the Company shall not be required to make sinking fund or redemption payments with respect to the Notes.

                  7. Redemption or Repurchase at Option of Holder. This Note is subject to purchase at the option of the Holder upon the circumstances set forth in Section 3.09 and 4.14 of the Indenture.

                  8. Notice of Redemption. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed at its registered address. Notes may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date, interest ceases to accrue on Notes or portions of them called for redemption.

                  9. Subordination. The Notes (a) rank pari passu with the 1996 Notes (as defined in the Indenture), (b) rank pari passu with the 1997 Notes (as defined in the Indenture) and (c) are subordinated to Senior Debt (as defined in the Indenture) (whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed) and all Obligations (as defined in the Indenture) with respect thereto. To the extent provided in the Indenture, Senior Debt must be paid in full in cash before the Notes may be paid. The Company agrees, and each Holder by accepting a Note agrees, to the subordination and authorizes the Trustee to give it effect.

                  10. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption of Notes, or during the period between a record date and the corresponding Interest Payment Date.

                  11. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent, the Company and the Guarantors may deem and treat the Person in whose name this
Note is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and none of the Trustee, any Agent, the Company or any Guarantor shall be affected by notice to the contrary. The registered holder of a Note shall be treated as its owner for all purposes.

                  12. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes). Without the consent of any Holder, the Indenture or the Notes may be amended to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for assumption of the Company's or any Restricted Subsidiary's obligations to Holders in the case of a merger or consolidation or to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the rights of any Holder under the Indenture or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

                  13. Defaults and Remedies. Events of Default include: default for 30 days in the payment when due of interest or Liquidated Damages (as defined in the Indenture) on the Notes (whether or not prohibited by the subordination provisions of the Indenture); default in payment when due of principal of or premium, if any, on the Notes (whether or not prohibited by the subordination provisions of the Indenture); failure by the Company to comply with Section 4.14 of the Indenture; failure by the Company or the Restricted Subsidiaries for 60 days after notice from the Trustee or the Holders of not less than 25% of the aggregate principal amount of the Notes outstanding to comply with any of its other agreements in the Indenture or the Notes; default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, if (a) such default results in the acceleration of such Indebtedness prior to its express maturity or shall constitute a default in the payment of such Indebtedness at final maturity of such Indebtedness and (b) the principal amount of such Indebtedness that has been accelerated or not paid at maturity, together with the principal amount of any other Indebtedness that has been accelerated or not paid at maturity, exceeds $10.0 million; failure by the Company or any of its Subsidiaries to pay final judgments aggregating in excess of $10.0 million, which judgments remain unpaid, undischarged or unstayed for a period of 60 days; except as permitted by the Indenture, any Subsidiary Guarantee issued by a Restricted Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Restricted Subsidiary, or any Person acting on behalf of any Restricted Subsidiary, shall deny or disaffirm its obligations under its Subsidiary Guarantees; and certain events of bankruptcy or insolvency with respect to the Company or any of its Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, relating to the Company or any Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice; provided, however, that if any Obligation with respect to Senior Bank Debt is outstanding pursuant to the Credit Agreement upon a declaration of acceleration of the Notes, the principal, premium, if any, and interest on the Notes will not be payable until the earlier of (1) the day which is five Business Days after written notice of acceleration is received by the Company and the Credit Agent, and (2) the date of acceleration of the Indebtedness under the Credit Agreement. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, interest or Liquidated Damages) if it determines that withholding notice is in their interest. The Company must furnish an annual compliance certificate to the Trustee.

                  14. Subsidiary Guarantees. Payment of principal of, premium, if any, and interest (including interest on overdue principal, premium, if any, and interest, if lawful) on the Notes is guaranteed on an unsecured, senior subordinated basis by the Guarantors pursuant to Article 11 of the Indenture.

                  15. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Restricted Subsidiary or their respective Affiliates, and may otherwise deal with the Company, any Restricted Subsidiary or their respective Affiliates, as if it were not Trustee.

                  16. No Recourse Against Others. No past, present or future director, officer, employee, incorporator or stockholder, as such, of the Company or any Guarantor shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Subsidiary Guarantees, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note and the related Subsidiary Guarantees, if any, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  17. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  18. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  19. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.3

                  20. Holders' Compliance with Registration Rights Agreement. Each Holder of a Note, by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, dated as of April 26, 1999, among the Company and the parties named on the signature page thereof (the "Registration Rights Agreement"), including but not limited to the obligations of the Holders with respect to a registration and the indemnification of the Company and the Purchasers (as defined therein) to the extent provided therein.

                  21. Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES.

-------------------
3 This paragraph should be included only if the Note is issued in global form.

                  The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Request may be made to:

                  Iron Mountain Incorporated
                  745 Atlantic Avenue
                  Boston, MA 02111
                  Telecopier No.:  (617) 350-7881
                  Attention:  President

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and  irrevocably  appoint_______________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________


Date: __________________

                                    Your Signature:_____________________________
                                    (Sign exactly as your name appears on on the face of this Note)

Signature Guarantee:

                       OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note  purchased  by the  Company  pursuant  to
Section 4.10 or 4.14 of the Indenture, check the box below:

                     [ ] Section 4.10    [ ] Section 4.14

                  If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $___________

Date: __________________

                                    Your Signature:_____________________________
                                    (Sign exactly as your name appears on on the face of this Note)

                                    Tax Identification No.:_____________________
Signature Guarantee:

                   SCHEDULE OF EXCHANGES OF DEFINITIVE NOTES4

                  The following exchanges of a part of this Global Note for Definitive Notes have been made:

                                                                         Principal Amount of
                          Amount of decrease     Amount of increase in   this Global Note
                          in Principal Amount    Principal Amount of     following such         Signature of
                          of this Global         this Global Note        decrease (or           authorized signatory
Date of Exchange          Note                                           increase)              of Trustee




-------------------
4        This should be included only if the Note is issued in global form.

                                    EXHIBIT B

       FORM OF SUPPLEMENTAL INDENTURE TO BE DELIVERED BY FUTURE GUARANTORS

                  SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ________________, between __________________ (the "Guarantor"), a subsidiary of Iron Mountain Incorporated (or its successor), a Delaware corporation (the "Company"), and The Bank of New York, a New York banking corporation, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of April 26, 1999, providing for the issuance of an aggregate principal amount of $150,000,000 of 8 1/4% Senior Subordinated Notes due 2011 (the "Notes");

                  WHEREAS, Section 4.13 of the Indenture provides that under certain circumstances the Company is required to cause the Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantor shall unconditionally guarantee all of the Company's obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

                  WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. The Guarantor hereby agrees that its obligations to the Holder and the Trustee pursuant to this Subsidiary Guarantee shall be as expressly set forth in Article 11 of the Indenture and in such other provisions of the Indenture as are applicable to the Guarantors, and reference is made to the Indenture for the precise terms of this Supplemental Indenture. The terms of Article 11 of the Indenture and such other provisions of the Indenture as are applicable to the Guarantors are incorporated herein by reference.

         3. EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES

                  (a) To evidence its Subsidiary Guarantee set forth in this Supplemental Indenture, the Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form of Exhibit C to the Indenture shall be endorsed by an Officer of such Guarantor on each Note authenticated and delivered by the Trustee after the date hereof.

                  (b) Notwithstanding the foregoing, the Guarantor hereby agrees that its Subsidiary Guarantee set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

                  (c) If an Officer whose signature is on this Supplemental Indenture or on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary
         Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

                  (d) The delivery of any Note by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the Subsidiary Guarantee set forth in this Supplemental Indenture on behalf of the Guarantor.

         4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder of the Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Subsidiary Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

         5. NEW YORK LAW TO GOVERN. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture and the Subsidiary Guarantee.

         6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

Dated:   _______________, _______

                                   [Guarantor]



                                   By: _________________________________________
                                       Name:
                                       Title:


Dated:   _______________, _______

                                   The Bank of New York



                                   By: _________________________________________
                                       Name:
                                       Title:

                                    EXHIBIT C
                  FORM OF NOTATION ON SENIOR SUBORDINATED NOTE
                        RELATING TO SUBSIDIARY GUARANTEE

         Each Guarantor set forth below and each Restricted Subsidiary of the Company which in accordance with Section 4.13 of the Indenture is required to guarantee the obligations of the Company under the Notes, upon execution of a Supplemental Indenture, jointly and severally unconditionally guarantees (i) the due and punctual payment of the principal of and interest and Liquidated Damages, if any, on the Notes, whether at the maturity or interest payment or mandatory redemption date, by acceleration, call for redemption or otherwise, and of interest on the overdue principal of and interest, if any, on the Notes and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Notes and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise.

         The obligations of each Guarantor to the Holder and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are as expressly set forth in Article 11 of the Indenture and in such other provisions of the Indenture as are applicable to Guarantors, and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee. The terms of
Article 11 of the Indenture and such other provisions of the Indenture as are applicable to Guarantors are incorporated herein by reference. This Subsidiary Guaranty is subject to release as described in Sections 4.13 and 11.17 of the Indenture, and the obligations of each Guarantor under this Subsidiary Guaranty and the Indenture are limited as provided in Section 11.15 of the Indenture.

         This is a continuing guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not a guarantee of collection.

         This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


                                     [RESTRICTED SUBSIDIARY]

                                     By: _______________________________________
                                         Name:
                                         Title:

                                    EXHIBIT D

 CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF NOTES

Re: [Series A] [Series B] 8 1/4% Senior Subordinated Notes due 2011 (the "Notes") of Iron Mountain Incorporated.

         This Certificate relates to $______ principal amount of Notes held in * book-entry or * definitive form by _______________________ (the "Transferor").

The Transferor, by written order, has requested the Trustee to exchange or register the transfer of a Note or Notes. In connection with such request and in respect of each such Note, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above captioned Notes and the transfer of this Note does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because such Note:

[ ]      is being acquired for the Transferor's own account, without transfer;

[ ]      is being transferred pursuant to an effective registration statement;

[ ] is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), in reliance on such Rule 144A;

[ ] is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act;**

[ ] is being transferred pursuant to Rule 144 under the Securities Act;** or

[ ] is being transferred pursuant to another exemption from the registration requirements of the Securities Act (explain:
         _______________________________________________________________________
         ___________________________________________________________________).**

                                         _______________________________________
                                         [INSERT NAME OF TRANSFEROR]
                                         By:_______________________________

Date:_____________________
         *        Check applicable box.

         ** If this box is checked, this certificate must be accompanied by an opinion of counsel to the effect that such transfer is in compliance with the Securities Act.

                                    EXHIBIT E

                            FORM OF PURCHASER LETTER

                                                                          [DATE]


THE BANK OF NEW YORK, as Trustee
101 Barclay Street, 21st Floor
New York, New York 10286

IRON MOUNTAIN INCORPORATED
745 Atlantic Avenue
Boston, Massachusetts 02111

[NAME OF SELLER ]

         Re: Iron Mountain  Incorporated  8 1/4% Senior  Subordinated  Notes due
2011

         We are delivering this letter in connection with our proposed purchase of $_______ aggregate principal amount of 8 1/4% Senior Subordinated Notes due 2011 (the "Notes") of Iron Mountain Incorporated (the "Company").

         We hereby confirm that:

                  1. We have received all information relating to the Notes as we deem necessary in order to make our investment decision.

                  2. We are an institutional "accredited investor" (as defined in Rule 501 (a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the laws of any state or other jurisdiction, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture relating to the Notes (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions of the Securities Act.

                  4. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as described below. We agree, on our own behalf and on behalf of any account for which we are purchasing the Notes, and each subsequent holder of the Notes by its acceptance thereof will agree, not to offer, sell or otherwise transfer such Notes prior to the date which is two years (or such shorter period as may be promulgated by the Securities and Exchange Commission pursuant to Rule 144 under the Securities Act) after the later of the date of original issue of such Notes and the last date on which the Company or any affiliate of the Company was the owner of such Notes (the "Resale Restriction Termination Date"), except (1) to the Company, (2) pursuant to a registration statement which has been declared effective under the Securities Act, (3) to a person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A in a transaction meeting the requirements of Rule 144A, (4) pursuant to offers and sales to non-U.S. persons that occur outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the Securities Act,
         (5) to an institutional "accredited investor" (as defined above) that prior to such transfer, executes and delivers to the Company and the Trustee (as defined in the Indenture) a signed letter, substantially identical to this letter, containing certain representations and agreements relating to the transfer of the Notes (the form of which letter can be obtained from the Trustee), and, if requested by the Company or the Trustee, an opinion of counsel (6) pursuant to the exemption from registration provided by Rule 144 under the Securities Act if available, or (7) pursuant to any other available exemption from the registration requirements of the Securities Act (based upon an opinion of counsel reasonably acceptable to the Company if the Company so requests), subject in each of the foregoing cases, to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with applicable securities laws of any state or other jurisdiction. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein. We understand that any Notes acquired by us (other than pursuant to Rule 144A) will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

                  5. We understand that, on any proposed offer, sale or other transfer of any Notes prior to the Resale Restriction Termination Date, we will be required to furnish to the Trustee and the Company such certifications, legal opinions, and other information as either of them may reasonably require to confirm that the proposed transaction complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend reflecting the substance of this and the preceding paragraph.

         We acknowledge that you, the Trustee and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. We agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                    ____________________________________________
                                    (Name of Purchaser)

                                    By: ________________________________________
                                        Name:
                                        Title:
                                        Address: